File No. 333-263757
811-08311

As filed with the Securities and Exchange Commission on April 25, 2025

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 3

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 40

(Check appropriate box or boxes)

________________________

AUL American Individual Variable Life Unit Trust

(Exact Name of Registrant)

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

(Name of Depositor)

One American Square, Indianapolis, Indiana 46206-0368

(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number: (877) 285-3862

Sean P. McGoff

Chief Compliance Officer of the Separate Accounts

American United Life Insurance Company
One American Square
Indianapolis, Indiana 46206-0368

(Name and Address of Agent for Service)

Copies to:
Corey F. Rose, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

________________________

It is proposed that this filing will become effective (Check appropriate space):

               ☐ immediately upon filing pursuant to paragraph (b) of Rule 485

               ☒ On May 1, 2025 pursuant to paragraph (b) of Rule 485

               ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

               ☐ on (date) pursuant to paragraph (a)(1) of Rule 485

               ☐ this post-effective amendment designates a new effective date for a previously filed amendment

Title of Securities Being Registered: Units of Interest in a Separate Account Under Variable Life Contracts.

PROSPECTUS FOR

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST FLEXIBLE PREMIUM VARIABLE ADJUSTABLE UNIVERSAL LIFE INSURANCE POLICY

Products and financial services provided by:

American United Life Insurance Company®

a OneAmerica Financial company

P.O. Box 368, Indianapolis, Indiana 46206-0368

Telephone: (800) 537-6442

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

May 1, 2025

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Prospectus

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE UNIVERSAL LIFE INSURANCE

American United Life Insurance Company®
One American Square, P.O. Box 368 Indianapolis, Indiana 46206-0368

(800) 537-6442 — www.oneamerica.com

The Date of this Prospectus is May 1, 2025

This Prospectus describes a flexible premium variable adjustable universal life insurance policy (the "Policy" or the "Contract") offered by American United Life Insurance Company® ("AUL" or "Us") subject to approval in individual states. AUL designed the Policy to provide insurance protection on the Insured named in the Policy. The Policy also provides the Owner with the flexibility to vary the amount and timing of premium payments and to change the amount of Death Benefits payable under the Policy. This flexibility allows the Owner to provide for the Owner's changing insurance needs under a single insurance Policy.

The Owner also has the opportunity to allocate Net Premiums and Account Value to one (1) or more Investment Accounts of the AUL American Individual Variable Life Unit Trust (the "Separate Account") and to AUL's General Account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Fixed Account, see "Fixed Account." AUL invests the assets of each Investment Account in a separate investment fund (each, a "Portfolio").

The Prospectuses for the Portfolios contain more information, including the risks involved, and provide other information on the Portfolios.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of the Prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC's staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. This cancellation period may be longer depending on state law and whether the Policy was purchased to replace another life insurance policy. Upon cancellation, you will receive a full refund of the premium you paid with your application or the Account Value (defined below), whichever is greater. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

TABLE OF CONTENTS (continued)

TABLE OF CONTENTS (continued)

DEFINITIONS OF TERMS

Account Value – The sum of Your values in the Fixed Account, the Variable Account, and the Loan Account.

Age – The Insured's current Age as of the Policy Date.

Attained Age – The Insured's Age increased by one (1) for each complete Policy Year.

Business Day – A day on which both the Home Office and the New York Stock Exchange are customarily open for business. Traditionally, in addition to federal holidays, the Home Office is not open for business on the day after Thanksgiving, but the Home Office may not be open for business on other days.

Cash Value – The Cash Value is the Account Value less any Surrender Charges.

Cash Surrender Value – The Cash Value reduced by any indebtedness, including outstanding loans and loan interest.

Death Benefit and Death Benefit Proceeds – This Policy has two (2) Death Benefit options. The Death Benefit Proceeds are the Death Benefit provided by the Death Benefit option in effect as of the end of the Valuation Period during which death occurs, less any outstanding lien, loan and loan interest, plus any benefits provided by rider.

Death Benefit Discount Factor – The factor used in determination of the Net Amount at Risk as described in the Policy Charges provisions. Death Benefit Discount Factor = (1 + Death Benefit Discount)(1/12). The Death Benefit Discount is shown on the Owner's Policy Data Page.

Depositor – American United Life Insurance Company is the Depositor for Policies and is primarily responsible for the organization of the Registrant and the person, other than the trustee or custodian, who has continuing functions or responsibilities for the administration of the affairs of the Registrant.

Face Amount – The amount of insurance selected by the Owner on the Issue Date, or as subsequently changed.

Fixed Account – AUL's General Account and is not part of or dependent upon the investment performance of the Variable Account.

Full Surrender – A withdrawal of the entire Cash Surrender Value.

General Account – All assets of AUL other than those allocated to the Separate Account or to any other separate account of AUL.

Grace Period – A period in which an Owner can make a premium payment in an amount sufficient to prevent the Policy from lapsing.

Home Office – AUL's Home Office is a location designated by the Board of Directors. It is located at One American Square, P.O. Box 368, Indianapolis, Indiana 46206-0368.

Insured – The person the Owner names, whose life is covered by this Policy. The Insured may or may not be the Owner. If the Insured dies while the Owner's Policy is in force, then the Death Benefit Proceeds become payable.

Investment Accounts – One (1) or more of the subdivisions of the Separate Account. Each Investment Account is invested in a different Portfolio.

Issue Date – The date the Policy is issued. In most states this is a reference date used in determining the end of the Right to Examine period solely for the purpose of allocating the initial Net Premium.

Loan Account – A portion of the Account Value which is collateral for loan amounts.

Minimum Insurance Percentage – The minimum percentage of Account Value required to qualify the Policy as life insurance under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A table of these percentages is on the Policy Data Page of the Owner's Policy.

Modified Endowment Contract – A classification of policies determined under the Internal Revenue Code which affects the tax status of distributions from the Policy.

Monthiversary – The same date of each month as the Policy Date. If the Policy Date is the 29th, 30th, or 31st of a calendar month, then for any calendar month that has fewer days, the Monthiversary will be the last day of such calendar month. If a Monthiversary falls on a day which is not a Valuation Date, the processing of the Monthiversary will be the next Valuation Date.

Monthly Deduction – A charge made against the Account Value every month which includes the Monthly Administrative Charge, Face Amount Charge, Asset-Based Charge, Cost of Insurance and cost for any riders.

DEFINITIONS OF TERMS (continued)

Net Amount at Risk – The amount used to determine the Policy's Cost of Insurance charge. Refer to the Policy Charges section of your Policy.

Net Premium – The total premium paid reduced by the Owner's Premium Expense Charges.

Owner – The Owner named in the application for a Policy, unless changed.

Partial Surrender – A withdrawal of a portion of the Cash Surrender Value.

Planned Premium – The amount specified by the Owner, as shown on the Policy Data Page or subsequently changed. This is the amount AUL will bill the Owner or, in the case of AUL's automatic payment plan, the amount AUL will deduct from the account selected by the Owner.

Policy Anniversary – The same date each year as the Policy Date.

Policy Data Page – The Policy Data Page in the Owner's Policy, or the supplemental Policy Data Page most recently sent to the Owner by AUL.

Policy Date – The date from which Monthiversaries, Policy Years, and Policy Anniversaries are measured. Suicide and Incontestability periods are also measured from the Policy Date.

Policy Year – One (1) year from the Policy Date and from each Policy Anniversary thereafter.

Portfolio – A diversified, open-end management investment company in which the Separate Account invests.

Premium Mode – The frequency of the Planned Premium as shown on the Policy Data Page or as subsequently changed by the Owner.

Proper Notice – Notice and documents that are received at the Home Office in good order in a form acceptable to AUL.

Registrant – The separate account (as defined in section 2(a)(37) of the Investment Company Act [15 U.S.C. 80a-2(a)(37)]) that offers the Variable Life Insurance Contracts.

Right to Examine – The Owner's right to cancel the Owner's Policy during the Owner's "Right To Examine" Period and receive a full refund of the premium paid with the Owner's application or the Account Value, whichever is greater. This period expires ten (10) calendar days after the Owner receives the Owner's Policy (or a longer period if required by law).

SAI – The Statement of Additional Information required by Part B of this form.

Securities Act – The Securities Act of 1933 [15 U.S.C. 77a et seq.].

Securities Exchange Act – The Securities Exchange Act of 1934 [15 U.S.C. 78a et seq.].

Separate Account – AUL American Individual Variable Life Unit Trust. The Separate Account is segregated into several Investment Accounts each of which invests in a corresponding Portfolio.

Statutory Prospectus – A prospectus that satisfies the requirements of section 10(a) of the Securities Act [17 CFR 230.498A(a)(11)].

Summary Prospectus – The meaning provided by paragraph (a)(11) of Rule 498A under the Securities Act [17 CFR 230.498A(a)(11)].

Surrender Charge – A charge for early withdrawal.

Valuation Date – Each date on which the Investment Accounts are valued, which currently includes each Business Day that is also a day on which the New York Stock Exchange is open for trading.

Valuation Period – A Valuation Period begins at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account – The portion of the Account Value of this Policy that is invested in one (1) or more Investment Accounts.

Variable Life Insurance Contract, Contract, or Policy – A life insurance contract that provides for death benefits and cash values that may vary with the investment experience of any separate account. Unless the context otherwise requires, "Variable Life Insurance Contract," "Contract," or "Policy" refers to the flexible premium variable adjustable universal life insurance policy being offered pursuant to the registration statement prepared on this form.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals

We will not deduct a charge for making a Partial Surrender from your Policy. For a Full Surrender, however, for up to 10 years from the date of the Policy, you could pay a Surrender Charge of up to $60 (6%) per $1,000 of the Face Amount as of the Policy Date. For example, if you surrender your Policy in the first year and the Face Amount was $100,000, you could pay a Surrender Charge of up to $6,000. We will also deduct a proportional Surrender Charge from the Account Value upon a decrease of the Face Amount.

• Additional Information About Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you decrease the Face Amount, make a Premium payment, or exercise certain benefits.			• Additional Information About Fees • Death Benefit and Changes in Face Amount – Decrease in Face Amount
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses including the Cost of Insurance Charge under the Policy, cost of optional rider charges, and Policy loan interest.
• Certain fees are set based on characteristics of the Insured (e.g., Age, sex, and rating classification). You should review your Policy Data page for rates applicable to you.
	• Owners will also bear expenses associated with the Portfolios available under the Policy, as shown in the following table:			• Additional Information About Fees
	Annual Fee Investment options* (Portfolio fees and expenses) *As a percentage of a Portfolio's net assets.	Minimum 0.11%	Maximum 1.86%

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	• Principal Risks of the Policy
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
• Surrender Charges apply for up to 10 years from the Policy Date.
	• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of the Policy • Additional Information About Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy.
	• Each Portfolio (in addition to a Fixed Account investment option) has its own unique risks. You should review each investment option (including each Portfolio's prospectus) before making an investment decision.	• Principal Risks of the Policy

	RISKS	Location in Prospectus
Insurance Company Risks

• An investment in the Policy is subject to the risks related to AUL, including that any obligations (including the Fixed Account investment option), guarantees, and benefits of the Policy are subject to the claims-paying ability of AUL. If AUL experiences financial distress, it may not be able to meet its obligations to you. More information about AUL, including its financial strength ratings, is available upon request from AUL or by visiting https://www.oneamerica.com/about-us/who-we-are/strength-and-ratings.

• Principal Risks of the Policy • General Information About AUL, the Separate Account and the Portfolios
Contract Lapse	• The Policy is at risk of lapsing when the Cash Surrender Value is insufficient to cover the Monthly Deduction, including Rider charges. Cash Surrender Value can be reduced by unfavorable investment experience, Policy loans, partial surrenders and the deduction of Policy charges.
• There is no separate additional charge associated with reinstating a lapsed Policy.
	• The Death Benefit will not be paid if the Policy has lapsed.	• Principal Risks of the Policy • How Your Policy May Lapse
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to limit the number of transfers or to restrict transfers from being made on consecutive Valuation Dates. The Maximum Number of Transfers in any Policy Year is 20 .
• The Policy limits the amount you can transfer from the Fixed Account within a Policy Year.
	• We reserve the right to close, add, substitute or remove Portfolios as investment options under the Policy. A Portfolio may also be merged into another Portfolio.	• Overview of the Policy • The Policy – Addition, Deletion or Substitution of Investments • Fixed Account
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your Policy, or restrict the availability or terms of other riders or Policy features.
	• The Policy offers several allocation models ("Portfolio Optimization Models" or "Models"). The Account Value that is allocated to the Portfolios in the Models will be rebalanced on an annual basis.	• Other Benefits Available Under the Policy • Buying the Policy – Portfolio Optimization Program
	TAXES	Location in Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account ("IRA").
	• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	• Additional Information About Fees – Taxes

CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Some investment professionals may receive compensation for selling the Policy.
• Compensation can take the form of commissions on premiums paid.
• These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	• Additional Information About Fees – Commissions Paid to Broker-Dealers
Exchanges	• Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own.
• You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	• Additional Information About Fees – Commissions Paid to Dealers

OVERVIEW OF THE POLICY

Purpose

AUL designed the Policy to provide long-term life insurance benefits and to potentially provide long-term accumulation of Cash Value. The Owner should evaluate the Policy in conjunction with other insurance policies that the Owner owns, as well as the need for insurance and the Policy's long-term potential for growth. It may not be advantageous to replace existing insurance coverage with this Policy. This Policy may be appropriate for you if you have a long investment time horizon and the Policy's terms and conditions are consistent with your financial goals. The Policy is not a short-term investment and is not appropriate for you if you need ready access to cash.

Premiums

The Owner will select a Premium payment plan for the Policy at the time of application. Subject to certain limits, the Owner may vary the frequency and amount of Premium payments, see Buying the Policy. A Premium payment may be restricted if such payment would cause an increase in Net Amount at Risk, result in a failure to meet the definition of life insurance, or cause the Policy to become a Modified Endowment Contract. Payment of insufficient Premium may cause the Policy to lapse.

The Initial Net Premium and any Net Premium received during the Right to Examine period are allocated to the money market account on the later of the Policy Date or the date we receive the Premium at AUL's Home Office, if such later date is on or before the expiration of the Right to Examine period. If you cancel your Policy during the Right to Examine period, you will receive a full refund of the premium you paid with your application or the Account Value, whichever is greater. No Surrender Charge or contract fees or charges will be deducted from the amount refunded if the Policy is canceled during the Right to Examine period.

At the end of the Right to Examine period, we will transfer your Account Value to the Fixed Account or the Variable Account based on your premium allocation instructions. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which we receive the Premium at AUL's Home Office. You may change the allocation of subsequent Net Premiums at any time by Proper Notice, or by telephone if written authorization is on file with Us.

The amount allocated to the Fixed Account will earn interest rate not less than the guaranteed interest rate. For more information, see "Fixed Account." The amount allocated to the Variable Account will then be allocated, based on your instructions, to one or more of the Investment Accounts, each of which invests in a designated Portfolio. Additional information about the Portfolios is available in Appendix A: Portfolios Available Under the Policy.

Policy Features

Death Benefit. Upon the death of the Insured, we will pay your designated Beneficiary a Death Benefit. For more information, see Death Benefit and Changes in Face Amount.

Access to Policy Value through Surrenders. You may request a Full Surrender of your Policy, and we will pay you the Cash Surrender Value. You may also request a Partial Surrender, which is a portion of the Cash Surrender Value, subject to certain restrictions. You may incur a Surrender Charge if you request a Full Surrender. Full or Partial Surrenders may result in tax consequences.

Loans. You may take a loan on the Policy, which is subject to interest.

Guaranteed Death Benefit Provision. If the Policy satisfies the Guaranteed Death Benefit Test described in How Your Policy May Lapse, the Policy will remain in force and will not begin the Grace Period even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

Transfers. Generally, you may transfer funds among the Investment Accounts and the Fixed Account, subject to certain provisions. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing. The maximum number of transfers you may make in any Policy Year is 20. Only one of these transfer programs may be elected at any time.

Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Investment Account to another or to the Fixed Account generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59 1/2.

Riders and Benefits Thereunder. The Policy offers the following riders that provide additional benefits under the Policy:

•  Accelerated Death Benefit for Chronic Illness Rider

•  Accelerated Death Benefit for Terminal Illness Rider

•  Accounting Benefit Rider

•  Children's Insurance Benefit Rider

•  Overloan Protection Rider

•  Waiver of Monthly Deductions Disability Rider

Children's Insurance Benefit Rider and Waiver of Monthly Deductions Disability Rider may be selected for additional charges. An additional charge or fee may apply upon exercising the benefit under Accelerated Death Benefit for Terminal Illness Rider, Accelerated Death Benefit Chronic Illness Rider, or Overloan Protection Rider. For more information, see Other Benefits Available Under the Policy.

Right to Cancel (Examination Right)

For a limited time, the Owner has the right to cancel the Owner's Policy and receive a refund of Premium paid or the Account Value, whichever is greater. See "Right to Examine Policy." AUL allocates Net Premiums to the Fixed Account and Investment Accounts on the later of the day the "Right to Examine" period expires, or the date AUL receives the premium at the Home Office. If the Owner exercises the Owner's Right to Examine the Policy and cancels it by returning it to AUL, AUL will refund either the premiums paid or the Account Value, whichever is greater. See "Premium Allocations and Crediting." The Policy may include the election to buy a reduced paid-up Policy if required by a state.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, transfer Cash Value between Investment Accounts, or, if applicable, elect to exercise the Overloan Protection Rider.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Surrender Charge	Upon Full Surrender or Face Amount Decrease	Maximum of $60.00 per $1,000 of Face Amount as of Policy Date
Premium Expense Charge	Upon receipt of Premium	Years 1-10: 6% of all premiums received Years 11+: 2% of all premiums received
Accelerated Death Benefit for Terminal Illness Rider(1)	Upon any payment of the rider's benefit	$250 (Administrative Fee)
Accelerated Death Benefit for Chronic Illness Rider(1)	Upon any payment of the rider's benefit	$250 (Administrative Fee)
Overloan Protection Rider Charge(2)	Upon exercising the rider	98% of Account Value less any outstanding loan and loan interest
Transfer Fees under DCA Program	Upon each transfer effected under a DCA Program	$25

(1) Subject to state availability; for more information, see Material State Variations.

(2) At the time the rider is exercised any outstanding loan and interest will be paid off and the charge will be assessed on the remaining Account Value.

The next table describes the fees and expenses that the Owner will pay periodically during the time that the Owner owns the Policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Face Amount Charge(4)	Monthly	$0.07 – $3.52 per $1,000 of Face Amount
Representative Face Amount Charge(1)	Monthly	$0.33 per $1,000 of Face Amount
Cost of Insurance (COI)(1)(2)(4) Minimum Charge Maximum Charge	Monthly Monthly	$0.01 per $1,000 of Net Amount at Risk $83.33 per $1,000 of Net Amount at Risk
Charge for a Representative Insured(1)	Monthly	$0.02 per $1,000 of Net Amount at Risk
Administrative Charge(3)	Monthly	$15 per month
Asset-Based Charge	Monthly	1/12th of 0.20% of Account Value
Loan Interest(3)	Monthly beginning on loan date	Policy Years 1-5: 4.75% (annualized) Policy Years 6-30+: 4.25% (annualized)
Optional Benefits
Children's Insurance Benefit Rider(3)	Monthly beginning on Policy Date	$0.54 per $1,000 of child's term face
Waiver of Monthly Deductions Disability (WMDD)(4)	Monthly beginning on Policy Date	5.97% – 14.13% of all Monthly Deductions based on Insured's Issue Age
Representative WMDD(1)	Monthly beginning on Policy Date	8.74% of all Monthly Deductions

(1) This charge will vary based upon the individual characteristics of the Insured and therefore will vary between Policies and may vary from Monthiversary to Monthiversary. Representative charges shown in the table may not be representative of the charge that a particular Policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the Policy. The rates are based on the sex of the Insured, except that unisex rates are

FEE TABLE (continued)

used where appropriate under applicable law and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured.

(2) This charge is not deducted for Face Amount when the Insured reaches the Attained Age of 121.

(3) The charge does not vary based on an individual's characteristics.

(4) The charge varies based on an individual's characteristics. Consult the Owner's Policy for details regarding the actual charges the Owner will pay.

The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that the Owner may pay periodically during the time that the Owner owns the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found in Appendix A: Portfolios Available Under the Policy.

Annual Portfolio Company Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.11%	1.86%

PRINCIPAL RISKS OF THE POLICY

Fluctuating Investment Performance

Account Values in an Investment Account are not guaranteed and will increase and decrease in value according to investment performance of the Portfolio. If you put money into an Investment Account, you assume all the investment risk on that money. A comprehensive discussion of each Investment Account's and Portfolio's objective and risk is found in this prospectus and in each Portfolio's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Investment Accounts and the performance of the Portfolios will impact the Policy's Account Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Unsuitable for Short-Term Investment

The Policy is not suitable as short-term savings investments and is not appropriate for an investor who needs ready access to cash.

Policy Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Owner's Policy to lapse, endangering insurance coverage. There is no guarantee that the Owner's Policy will not lapse even if the Owner pays the Owner's Planned Premium. If the Owner's Policy is insufficiently funded in relation to the income stream expected from the Owner's Policy, the Owner's Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. For example, a Policy may lapse even if the Owner pays the Planned Premium if the Cash Surrender Value is less than the Monthly Deduction on the day the deduction is made. However, if the Policy satisfies the Guaranteed Death Benefit Test described in How Your Policy May Lapse, the Policy will remain in force. For more information, see How Your Policy May Lapse. If the Guaranteed Death Benefit Test is not satisfied at that time, the Owner will have 61 days from the start of the Grace Period, described below, to make a payment to bring the Policy back in good standing. A notice will be sent to the client at the start of the Grace Period indicating an amount due.

Limitations on Access to Cash Value

Surrender Charges on Full Surrenders may inhibit the Owner's ability to access the Owner's Cash Value. Furthermore, making a Partial Surrender or taking a loan may change the Owner's Policy's Total Face Amount and/or Death Benefit, reducing the Death Benefit Proceeds payable to the Owner's beneficiary. A decrease in Face Amount may result in a proportional Surrender Charge. Partial surrenders and loans may make the Owner's Policy more susceptible to lapse.

Decreasing Death Benefit

Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy's Death Benefit. Depending upon your choice of Death Benefit option, adverse performance of the Investment Accounts you choose may decrease your Policy's Death Benefit.

Consequences of Surrender

Surrender Charges are assessed if you request a Full Surrender of your Policy within the first ten (10) Policy Years. There is no Surrender Charge assessed for Partial Surrenders. Full or Partial Surrenders may result in tax consequences. Depending on the Death Benefit option selected, Partial Surrenders may reduce the Account Value or Death Benefit, and may increase the risk of lapse.

Account Values in the Fixed Account

Premium Payments and Account Values allocated to the Fixed Account are held in AUL's General Account. There are limitations on your right to transfer amounts from the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Investment Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs.

Financial Strength and Claims Paying Ability Risk

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Account Value under the Policy, we also pay our obligations under these products from our assets in the General

Account. Unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of AUL and, therefore, to AUL's General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners' obligations.

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Tax Consequences

As noted in greater detail in the section headed Tax Considerations, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts

AUL intends for the Policy to satisfy the definition of a life insurance policy under Section 7702 of the Internal Revenue Code. Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in your Account Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal in excess of premiums paid are treated as ordinary income. Under certain circumstances, the Internal Revenue Code will treat a Policy as a Modified Endowment Contract. Under current federal tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy loans, however, are treated differently. Amounts withdrawn and Policy loans are treated first as income, to the extent of any gain, and then as a return of premium. The income portion of the distribution is includible in your taxable income. AUL is not obligated to give the Owner notice, or to take corrective action , if a Policy is classified as a Modified Endowment Contract. AUL reserves the right to refund any premiums that may cause the Policy to become a Modified Endowment Contract. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. In addition, there may be adverse tax consequences (including a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59 1/2. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a Modified Endowment Contract, see Tax Considerations.

Risks Associated with the Portfolio Optimization Models

As discussed below, Portfolio Optimization, a static asset allocation program, is offered at no additional charge for use within this variable life Policy. Although the Portfolio Optimization Models, described below, are designed to optimize returns given the various levels of risk, there is no assurance that a Model will not lose money or that investment results will not experience volatility. Additionally, although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to not perform as intended. Your Account Value will be rebalanced annually in order to maintain the target asset allocation percentages of the Model, which can cause the underlying Portfolios to incur transactional expenses which can adversely affect performance of the pertinent Portfolios and the Models. Your Account Value in the Model you select will be rebalanced annually, and your Account Value will be automatically allocated to the corresponding Portfolios.

Investment performance of the Owner's Account Value could be better or worse by participating in a Portfolio Optimization Model than if the Owner has not participated. A Model may perform better or worse than any single Portfolio or asset class or other combinations of Portfolios or asset classes. Model performance is dependent upon the performance of the component Portfolios. The timing of the Owner's investment and the rebalancing may affect performance. The Owner's Account Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

The Owner should consult with the Owner's registered representative to assist the Owner in determining which Model is best suited to the Owner's financial needs, investment time horizon, and is consistent with the Owner's risk comfort level. The Owner should periodically review those factors to determine if the Owner needs to change Models to reflect changes in these factors. The Owner may change the Owner's Model selection at any time with Proper Notice. The Owner's registered representative can assist the Owner in completing the proper forms to enroll in Portfolio Optimization. Newly issued Contracts may require participation in the Program. AUL is under no contractual obligation to continue this service and has the right to terminate the Program at any time. If AUL terminates the Program, you will remain invested in the same Portfolios until you select new Portfolios.

Cyber-Security and Business Interruption Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting Us, any third-party administrator, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Account Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Portfolios, impact our ability to calculate your Account Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject Us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the funds underlying your Policy to lose Account Value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

American United Life Insurance Company®

This Policy is issued by AUL whose principal office is at One American Square, Indianapolis, Indiana, 46282.

Separate Account

The Separate Account was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). AUL has established other segregated Investment Accounts, some of which also are registered with the SEC.

The Separate Account is divided into Investment Accounts. The Investment Accounts available under the Policies invest in shares of the Portfolios. The Separate Account may include other Investment Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus. The assets in the Separate Account are owned by AUL.

Income, gains and losses, realized or unrealized, of an Investment Account are credited to or charged against the Investment Account without regard to any other income, gains or losses of AUL. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Separate Account are not chargeable with liabilities arising out of any other business of AUL. AUL is obligated to pay all benefits provided under the Policies.

The Portfolios

Each Investment Account of the Separate Account invests in shares of a corresponding Portfolio. A description of the Portfolios available under the Policy, including each Portfolio's type, name, investment advisor and any sub-advisor, current expenses and performance is available under APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY.

You can also find more detailed information about the Portfolios in the Portfolio prospectuses. You can obtain free copies of the Portfolio prospectuses by contacting Us at (800) 537-6442 or by visiting www.oneamerica.com/prospectuses. You should read the Portfolio prospectuses carefully. If You received a Summary Prospectus for a Portfolio, please follow the directions on the first page of the Summary Prospectus to obtain a copy of the Statutory Prospectus.

Voting Rights

AUL is the legal owner of the shares of the Portfolios held by the Investment Accounts of the Separate Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at regular and special meetings of the shareholders of the Portfolios on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Separate Account and consistent with any requirements imposed on AUL under contracts with any of the Portfolios, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The person having the voting interest under a Policy is the Owner. AUL or the pertinent Portfolio shall send to each Owner a Portfolio's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Portfolio's shares.

Unless otherwise required by applicable law, with respect to each of the Portfolios, the number of Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the accumulation units of the corresponding Investment Account attributable to a Policy on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. If required by the SEC, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolio. Voting instructions may be cast in person or by proxy.

Voting rights attributable to the Policies for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Investment Account. AUL will vote shares of a Portfolio, if any, that it owns beneficially in its own discretion, except that if a Portfolio offers its shares to any insurance company separate account that funds variable annuity and variable life contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Policies participating in the Investment Account. Due to proportionate voting, the vote of a small number of Owners can determine the outcome of a proposal.

Neither the Separate Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Portfolios.

If required by state insurance officials, AUL may disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, AUL may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment advisor of one or more of the Portfolios, provided that AUL reasonably disapproves of such changes in accordance with applicable federal regulations. If AUL ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, AUL reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

AUL has entered into agreements with the Distributors/Advisors of the Portfolios, under which AUL has agreed to render certain services and to provide information about these Portfolios to Owners who invest in the Investment Accounts that invest in these Portfolios. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these Portfolios, (or from the Portfolios if a 12b-1 plan has been approved) ranging from zero basis points until a certain level of Portfolio assets have been purchased to 50 basis points based on an annual service fee of average daily market value of shares owned by the Separate Account.

Revenue AUL Receives

Under the agreements referenced in the immediately preceding section, AUL has agreed to render certain services and to provide information about the Portfolios in the preceding section to its Owners and/or Participants who invest in the Investment Accounts that invest in these Portfolios. Further, under these agreements, AUL may directly or indirectly receive payments from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with these certain administrative, marketing and other services AUL provides and expenses AUL incurs. AUL generally receives these types of payments:

Rule 12b-1 Fees & Other Fees

Where available, share classes for the Portfolios that do not pay 12b-1 fees will be offered. If a share class that pays 12b-1 fees or includes revenue sharing by virtue of the agreements entered into between the Portfolios, AUL and OneAmerica Securities, Inc. ("OAS") is offered, AUL and OAS will receive compensation from the Distributor/Advisor of the Portfolios, ranging from zero basis points until a certain level of Portfolio assets have been purchased to 50 basis points based on an annual service fee of average daily market value of shares owned by the Separate Account. OAS and AUL retain any such 12b-1 and any other fees they receive that are attributable to AUL's variable insurance products.

Administrative, Marketing and Support Service Fees ("Support Fees")

As noted above, an investment advisor, sub-advisor, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to AUL. These payments may be derived, in whole or in part, from the advisory fee deducted from the Portfolio assets. Contract Owners and /or Participants, through their investment in the Investment Accounts which invest in the Portfolios, bear the costs of these advisory fees. The amount of the payments AUL receives is based on a percentage of the assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that AUL issues. These percentages differ and may be significant. Some advisors or sub-advisors pay AUL more than others.

Since not all Portfolios pay OAS the same amount of 12b-1 Fees or Support Fees, the amount of the fees received by OAS may be greater or smaller depending upon the manner in which you allocate the money that makes up your Account Value.

The investment advisors of the Portfolios are identified in the Summary. All of the investment advisors are registered with the SEC as investment advisors. The Portfolios offer their shares as investment vehicles to support variable contracts. The advisors or distributors to certain Portfolios may advise and distribute other investment companies that offer their shares directly to the public, some of which have names similar to the names of the Portfolios in which the Investment Accounts invest. These investment companies offered to the public should not be confused with the Portfolios in which the Investment Accounts invest. The Portfolios are described in their Prospectuses, which accompany this Prospectus.

The Owner should consult his or her registered representative who may provide information on the Portfolios, as not all of them may be suitable for an Owner's investment needs. The Owner can lose money by investing in a Contract, and the underlying Portfolios could underperform other investments. Although the investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, AUL does not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain Portfolios available through the Contract have names similar to portfolios not available through the Contract.

The performance of a Portfolio not available through the Contract does not indicate performance of a similarly named Portfolio available through the Contract. Differences in Portfolio size, actual investments held, Portfolio expenses, and other factors all contribute to differences in Portfolio performance. For all these reasons, you should expect investment results to differ.

Each Portfolio is registered with the SEC as an open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. The investment objectives of each of the Portfolios are described below. For more information, see Appendix A: Portfolios Available Under The Policy.

THE PORTFOLIOS ARE DESCRIBED IN THEIR PROSPECTUSES. FOR MORE COMPLETE INFORMATION CONCERNING THE APPLICABLE PORTFOLIO AND ITS PORTFOLIOS, PLEASE SEE THE APPLICABLE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

AUL cannot guarantee that each Portfolio in which the Investment Accounts invest will always be available for the Policies; but, in the unlikely event that a Portfolio is not available, AUL will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

THE POLICY

General Information

The investor should read the following summary of Prospectus information and diagram of the Policy in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force and that there are no outstanding loans or loan interest.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, typically the Owner of a Policy pays premium payments for insurance coverage on the Insured. Also, like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Cash Surrender Value that is payable if the Owner surrenders the Policy during the Insured's lifetime. As with fixed-benefit life insurance, the Cash Surrender Value during the early Policy Years is likely to be lower than the premium payments paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Account Value will, increase or decrease to reflect the investment performance of the Investment Accounts to which Account Value is allocated. Also, there is no guaranteed minimum Cash Surrender Value. If the Cash Surrender Value is insufficient to pay the Monthly Deduction, the Policy will lapse without value, after a Grace Period. Nonetheless, AUL guarantees to keep the Policy in force if the Policy satisfies the Guaranteed Death Benefit Test described in How Your Policy May Lapse.

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Account Value under the Policy, we also pay our obligations under these products from our assets in the General Account. Unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of AUL and, therefore, to AUL's General Account creditors. Therefore, guarantees provided by AUL as to benefits promised in this Prospectus (such as those that may be associated with the Death Benefit or Riders) are subject to the claims paying ability and financial strength of AUL and are subject to the risk that AUL may not be able to cover or may default on its obligations under those guarantees.

Owner and Beneficiaries

Owner

As the Owner of the Policy, the Owner may exercise all rights provided under the Policy while the Insured is living, subject to the interests of any assignee, irrevocable beneficiary, or irrevocable contingent beneficiary. The Insured is the Owner, unless a different Owner is named in the application. In accordance with the terms of the Policy, the Owner may in the application or by Proper Notice name a contingent Owner or a new Owner while the Insured is living. If the Owner dies before the Insured, any contingent Owner named in the application will be the new Owner. The Policy may be jointly owned by more than one Owner. The consent of all joint Owners is required for all transactions except when proper forms have been executed to allow one Owner to make changes. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Policy passes to the estate of the last surviving Owner, which then will become the Owner. A change in Owner may have tax consequences. For more information, see Tax Considerations.

Beneficiaries

The beneficiary will receive the Death Benefit Proceeds of this Policy upon the Insured's death. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the Death Benefit Proceeds under the Policy. If the Insured dies and there is no surviving beneficiary, the Owner (or the Owner's estate if the Owner is the Insured) will be the beneficiary.

Selecting and Changing the Beneficiary

The Owner selects the beneficiary in the Owner's application. The Owner may select more than one beneficiary. The Owner may later transfer ownership or change the beneficiary of this Policy by giving Proper Notice to Us. If a beneficiary or a contingent beneficiary is designated as irrevocable, then that beneficiary's written consent must be obtained to change the beneficiary. Unless otherwise specified by the Owner, a change will take effect on the date the Proper Notice is signed by the Owner, subject to any payments made or actions taken by AUL before AUL receives the Proper Notice.

A new beneficiary designation revokes any prior designation. We are not responsible for the validity of any beneficiary designation. We are not obligated to pay Death Benefit Proceeds to any beneficiary(ies) that is (are) listed on or located in any countries appearing on any US Government sanctions list.

Right to Examine Period

The Owner may cancel the Owner's Policy for a refund of premium during the Owner's "Right To Examine" Period. This period expires ten (10) calendar days after the Owner receives the Owner's Policy (or a longer period if required by law). If the Policy replaces another life insurance policy, the Policy may be sent back to AUL or AUL representative within thirty (30) calendar days. If the Owner decides to cancel the Policy, the Owner must return it by mail or other delivery method to the Home Office or to the authorized AUL representative who sold it. Immediately after mailing or delivery of the Policy to AUL, the Policy will be deemed void from the beginning. Within seven (7) calendar days after AUL receives the returned Policy, AUL will refund either the premuims paid or the Account value, whichever is greater. If the Owner exercises the Owner's Right to Examine the Policy and cancels it by returning it to AUL, AUL will refund either the premiums paid or the Account Value, whichever is greater.

Material State Variations

The terms and benefits of the Policy and Riders may vary based on the laws of the state in which the Policy is issued. State law variations may include but are not limited to, the duration of the Right to Examine period, availability of investment options and Riders, and changes to suicide and incontestability periods. State variations are subject to change without notice.

State	State Law Variations
California	• Right to Examine – 30 day period • Accelerated Death Benefit for Chronic Illness Rider – not available • Accelerated Death Benefit for Terminal Illness Rider – not available
Florida	• Interest rate on Death Benefit – an annual rate equal to or greater than the Moody's Corporate Bond Yield Average – Monthly Average Corporate, as of the date We receive due proof of death, from the date of death to the payment date
• Minimum and Maximum Loan Amounts may vary
• Interest rate on Full Surrender – If payment is deferred for thirty (30) days or more, it will bear interest at the rate required by Florida state law while the payment is deferred
North Dakota*	• Suicide period – one year from the Policy Date

* The Policy is currently not offered in the state but may be offered in the future.

Addition, Deletion or Substitution of Investments

AUL reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in AUL's judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, or for other reasons, AUL may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. AUL will not substitute any shares attributable to a Policy's interest in an Investment Account of the Separate Account without notice to the Owner. Any substitution will comply with the requirements of the 1940 Act or any applicable rule, regulation, statement, exemptive or other relief, or guidance from the SEC or its staff.

AUL also reserves the right to establish additional Investment Accounts of the Separate Account, each of which would invest in shares corresponding to a Portfolio or in shares of another investment company having a specified investment objective. Any new Investment Accounts may be made available to existing Owners on a basis to be determined by AUL. Subject to applicable law and any required SEC approval, AUL may, in AUL's sole discretion, eliminate one or more Investment Accounts if marketing needs, tax considerations or investment conditions warrant.

If any of these substitutions or changes are made, AUL may, by appropriate endorsement, change the Policy to reflect the substitution or change.

If AUL deems it to be in the best interests of persons having voting rights under the Policies (subject to any approvals that may be required under applicable law), the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AUL separate accounts.

Abusive Trading Practices

Late Trading

Some investors attempt to profit from trading in Portfolios after the close of the market, but before the Portfolio has actually been priced. Because the market has closed, these investors have actual knowledge of the price of the securities prior to its calculation. They are, therefore, executing trades in the Portfolios with information that is not readily available to the market, thereby benefiting financially to the detriment of other shareholders.

AUL prohibits late trading in the Portfolios

The administrator of the Separate Accounts of AUL dates and time stamps all trades from whatever source and allows only those trades received prior to the close of the market to receive that day's unit value. All trades received after this point will receive the next day's calculated unit value.

Market Timing

Some investors attempt to profit from various short-term or frequent trading strategies commonly known as market timing. Excessive purchases and redemptions disrupt underlying Portfolio management, hurt underlying Portfolio performance and drive underlying Portfolio expenses higher. These costs are borne by all Owners, including long-term investors who do not generate these costs.

AUL discourages market timing and excessive trading

If the Owner intends to engage in such practices, the Owner should not invest in the Separate Account. AUL reserves the right to reject any request to purchase units which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related Contract Owners, or a financial advisor with discretionary trading authority for multiple accounts).

AUL does not always know and cannot always reasonably detect such trading

AUL's policies and procedures only address market timing after the fact and are not prophylactic measures; they will only prevent market timing going forward once discovered. AUL has entered into agreements, pursuant to SEC Rule 22c-2, with all Portfolios offered under the Contract. The agreements require AUL to provide requested transaction detail to the Portfolios in order for the Portfolios to monitor market timing according to each Portfolio's respective Policy. Once a possible abuse is flagged, AUL may restrict trading to the extent permitted under applicable laws and the Contract.

Generally, Owner's trading history is reviewed to confirm if the trading activity is indeed abusive. This procedure is enforced against all Owners consistently.

If it is determined that the Owner's trading activity violates any Portfolio's trading policy, then the Owner shall be notified of restrictions on the Owner's account. The Owner's access to internet and interactive voice response trades are turned off and the Owner is limited to a specific number of trades per month, as determined by AUL or the respective Portfolios. AUL will not enter into any agreement with any individual, corporation, plan or other entity that would permit such activity for that entity while discouraging it for other Owners.

Some Portfolios may charge a redemption fee for short term-trading in their Portfolios. Furthermore, as stated above, the Portfolios monitor trading at the omnibus level and enforce their own policies and procedures based on their respective policies. AUL will cooperate and may share Participant-level trading information with the Portfolios to the extent necessary to assist in the enforcement of these policies. Please consult the Portfolios' prospectuses for more details.

BUYING THE POLICY

Applying for a Policy

AUL requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available Ages are 0 through 85. Age is determined based on the Insured's Age as of the Policy Date. Acceptance of an application depends on AUL's underwriting rules, and AUL reserves the right to reject an application. Coverage under the Policy is effective as of the later of the date the initial premium is paid or the Issue Date except when the initial premium is paid at delivery of the Policy then coverage will begin on the Policy Date.

Right to Examine Period

The Owner may cancel the Owner's Policy for a refund of premium during the Owner's "Right To Examine" Period. This period expires ten (10) calendar days after the Owner receives the Owner's Policy (or a longer period if required by law). If the Policy replaces another life insurance policy, the Policy may be sent back to AUL or AUL representative within thirty (30) calendar days. If the Owner decides to cancel the Policy, the Owner must notify the Home Office or the authorized AUL representative who sold it within the above timeframe. Immediately after notification, the Policy will be deemed void from the beginning. Within seven (7) calendar days after AUL deems the Policy is still within the "Right To Examine" period, AUL will refund the premium or the Account Value, whichever is greater. If the Owner exercises the Owner's Right to Examine the Policy and cancels it by returning it to AUL, AUL will refund the premiums paid or the Account Value, whichever is greater.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the Face Amount, any supplemental and/or rider benefits and the Planned Premium payments the Owner proposes to make. Consult an AUL representative for information about the initial premium required for the coverage the Owner desires. The initial premium is due on or before delivery of the Policy. There will be no coverage until this premium is paid or until the Issue Date, whichever is later except when the initial premium is paid at delivery of the policy then coverage will begin on the Policy Date.

The Owner may make other premium payments at any time and in any amount, subject to the limits described in this section. The actual amount of premium payments will affect the Account Value and the period of time the Policy remains in force.

Premium payments after the initial payment must be made to AUL's Home Office. Each payment must be at least equal to $100 monthly unless on a monthly pre-authorized payment arrangement.

The Planned Premium is the amount for which AUL will bill the Owner or, in the case of AUL's automatic premium plan (which deducts the Planned Premium from an account selected by the Owner), the amount for which AUL will charge the Owner's account. The amount and Premium Mode of the Planned Premium are shown on the Policy Data Page in the Owner's Policy. The Owner may change the amount and the Premium Mode of the Planned Premium by Proper Notice, at a maximum of once per year. AUL reserves the right to change the Planned Premium to comply with AUL's rules for billing amount and frequency. If AUL approves the change of the Premium Mode, AUL will make the change and notify the Owner of the new premium payments and when they are due.

Unless otherwise indicated, premiums received in excess of Planned Premium will be applied as additional premium.

If the payment of any premium would cause an increase in the Net Amount at Risk because of the Minimum Insurance Percentage, AUL may require satisfactory evidence of insurability before accepting it. If AUL accepts the premium, AUL will allocate the Net Premium to the Owner's Account Value on the date of AUL's acceptance. If AUL does not accept the premium, AUL will refund it to the Owner.

If the payment of any premium would cause the Policy to become a Modified Endowment Contract, AUL will try to notify the Owner upon allocating the premium after the first Monthiversary after a premium payment. In the event that AUL notifies the Owner, consistent with the terms of the notice, the Owner may choose whether the Owner wants the premium refunded to him or her.

AUL reserves the right to refund any premiums that cause the Policy to become a Modified Endowment Contract. Additionally, upon request, AUL will refund the premium to the Owner no later than sixty (60) days after the end of the Policy Year in which AUL receives the premium.

If the payment of any premium would cause this Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code, AUL may make reasonable adjustments to the conditions or terms of this Policy if necessary to allow it to continue to qualify as life insurance. In order to ensure that this Policy qualifies as life insurance, the Guideline Premium Test or the Cash Value Accumulation Test will be applied to the Owner's Policy. This Policy will be issued with the Cash Value Accumulation Test as the default test. The Owner cannot change the selection after the Policy Date. This provision is not a guarantee that the Policy will receive tax treatment as life insurance. Additionally, this provision does not guarantee that the tax treatment of life insurance will never change by future actions of any tax authority.

Cash Value Accumulation Test

Under this test, the minimum Death Benefit must be maintained. AUL may modify the Minimum Insurance Percentage shown on the Owner's Policy Data Page, retroactively if needed, to ensure or maintain qualification of the Owner's Policy as a life insurance contract for federal income tax purposes, notwithstanding any other provision of this Policy to the contrary.

Guideline Premium Test

Under this test, if at any time the premiums received by AUL exceed the amount allowable for tax qualification, the excess amount may be removed from the Policy as of the date of its payment, together with interest and/or investment experience thereon from such date, and any appropriate adjustment in the Death Benefit shall be made as of such date. This excess amount shall be refunded within sixty (60) days after the end of the applicable Policy Year. If this excess amount is not refunded within sixty (60) days, the Total Face Amount under the Policy shall be increased retroactively so that at no time is the Death Benefit ever less than the amount needed to ensure or maintain tax qualification. However, AUL will not refuse to accept any premium necessary to continue coverage, even if the Contract will lose its tax qualification, but only if the premium would result in a zero Cash Value at the end of the Policy Year. Additionally, the minimum Death Benefit must be maintained.

Policy Changes Effect on Life Insurance Qualification Tests

Policy changes, such as a change in Death Benefit option, Face Amount, or certain other Policy changes, will frequently change the Policy's limits under the selected Life Insurance Qualification Test. If any requested change would cause the Policy to fail to qualify as life insurance for tax purposes, AUL may refuse or limit the request.

Planned Premiums

When applying for a Policy, the Owner may select a plan for paying level premium payments quarterly, semi-annually or annually. If the Owner elects, AUL will also arrange for payment of Planned Premiums on a monthly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned, or skip a Planned Premium entirely. Each premium after the initial premium must be at least $100, unless on a monthly pre-authorized payment arrangement. AUL may increase this minimum ninety (90) days after AUL sends the Owner a written notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Premiums whenever the Owner wants by sending Proper Notice to the Home Office, at a maximum of once per year. However, AUL reserves the right to limit the amount of a premium payment or the total premium payments paid. If the Planned Premium is not sufficient to satisfy the requirements of the Guaranteed Death Benefit Provision, then this Policy is not guaranteed to remain in force.

Premium Payments to Prevent Lapse

Failure to pay Planned Premiums will not necessarily cause a Policy to lapse. Conversely, paying all Planned Premiums will not guarantee that a Policy will not lapse. The conditions that will result in the Owner's Policy lapsing will vary depending on whether the Guaranteed Death Benefit Test is satisfied. For more information, see How Your Policy May Lapse.

Grace Period

A Grace Period is a period in which an Owner can make a premium payment in an amount sufficient to prevent the Policy from lapsing. A Grace Period starts when the Cash Surrender Value on a Monthiversary is not sufficient to cover the Monthly Deduction and the Policy does not satisfy the Guaranteed Death Benefit Test. AUL will send notice of the Grace Period to the last known address of the Owner and any assignee. Such notice will inform the Owner of the amount of premiums that must be paid by the Owner during the Grace Period to prevent the Policy from lapsing. The Grace Period shall terminate no less than sixty-one (61) days after the Monthiversary. The Owner's Policy will remain in force during the Grace Period. If the Insured should die during the Grace Period, the Death Benefit Proceeds will still be payable to the beneficiary, although the amount paid will be equal to the Death Benefit immediately prior to the start of the Grace Period, plus any benefits provided by rider payable at the Insured's death, less any outstanding lien, loan and loan interest, less the shortfall in total required premiums to maintain the Guaranteed Death Benefit Provision as of the start of the Grace Period. For more information, see "Amount of Death Benefit Proceeds." If the Grace Period premium payment has not been paid before the Grace Period ends, the Owner's Policy will lapse. It will have no value, and no benefits will be payable. For more information, see How Your Policy May Lapse.

A Grace Period also may begin if any outstanding loan and loan interest becomes excessive. For more information, see "Policy Loans."

Premium Allocations and Crediting

On the Investment Option Election Form, the Owner specifies the percentage of a Net Premium to be allocated to the Investment Accounts and to the Fixed Account. The sum of the Owner's allocations must equal 100 percent, with at least 1 percent of the Net Premium payment allocated to each account selected by the Owner. All Net Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office by telephone if written authorization is on file with AUL, or by using the internet. The change will apply to the premium payments received with or after receipt of the Owner's notice.

The initial Net Premium and any Net Premiums received during the "Right to Examine" period are generally allocated to the money market account until the end of the "Right to Examine" period. On the later of the day the "Right to Examine" period expires or the date AUL receives the premium at AUL's Home Office, the initial Net Premium and any Net Premiums received during the "Right to Examine" period are allocated to the Fixed Account and the Investment Accounts in accordance with the Owner's allocation instructions selected in the application. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which AUL receives the premium at the Home Office.

If the Owner exercises the Owner's Right to Examine the Policy and cancels it by returning it to AUL, will refund either the premiums paid or the Account Value, whichever is greater. For purposes of determining the end of the "Right to Examine" period, solely as it applies to this transfer, AUL assumes that receipt of this Policy occurs five (5) calendar days after the Issue Date.

Premium payments requiring satisfactory evidence of insurability will not be credited to the Policy until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, AUL will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

The Owner may transfer amounts between the Fixed Account and Investment Accounts or among Investment Accounts at any time after the "Right to Examine" period. There currently is no minimum transfer amount, although AUL reserves the right to require a $100 minimum transfer. A transfer must be at least for the minimum amount, or, if less, the entire amount in the account from which the Owner is transferring each time a transfer is made. If after the transfer the amount remaining in any account is less than $25, AUL has the right to transfer the entire amount. Any applicable transfer charge will be assessed. The charge will be deducted from the account(s) from which the transfer is made on a pro rata basis; and, if those remaining account values are not sufficient, from account values determined by AUL.

Transfers are made such that the Account Value on the date of transfer will not be affected by the transfer, except for the deduction of any transfer charge. AUL reserves the right to limit the number of transfers to twenty (20) per year, or to restrict transfers from being made on consecutive Valuation Dates.

AUL reserves the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

Only one of the Transfer programs may be elected at any time. Transfers are limited to twenty (20) transfers during each Policy Year.

Telephone and Internet Transfers

Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to AUL. Transfers initiated via AUL's Internet site Account Services, www.oneamerica.com, will be processed as a result of authorization given by the user accessing the site. AUL reserves the right to suspend telephone or internet transfer privileges at any time, for any reason, if AUL deems such suspension to be in the best interests of Owners. AUL will employ reasonable procedures to confirm that instructions communicated by telephone or via the internet are genuine, and if AUL follows those procedures, AUL will not be liable for any losses due to unauthorized or fraudulent instructions. AUL may be liable for such losses if AUL does not follow those reasonable procedures. The procedures AUL will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

FIXED ACCOUNT

Summary of the Fixed Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, nor has the Fixed Account been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account is, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Owner may allocate some or all of the Net Premiums and transfer some or all of the Account Value from Variable Account to the Fixed Account, which is part of AUL's General Account and pays interest at declared rates (subject to a minimum interest rate AUL guarantees to be 1 percent). AUL's General Account supports AUL's insurance and annuity obligations.

The portion of the Account Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of AUL's General Account, AUL benefits from investment gain and assumes the risk of investment loss on this amount. All assets in the General Account are subject to AUL's general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least equal to a minimum effective annual rate of one (1) percent ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Policies for a period of at least one year. AUL reserves the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the Guaranteed Rate of interest. AUL bears the investment risk for Owner's Fixed Account values and for paying interest at the Current Rate on amounts allocated to the Fixed Account. Although AUL bears the investment risk, investors continue to bear investment risk related to the Company's claims-paying ability and financial strength.

Calculation of the Fixed Account Value

The Fixed Account value at any time is equal to amounts allocated or transferred to the Fixed Account, plus interest credited minus amounts deducted, transferred, or surrendered from the Fixed Account.

Transfers from the Fixed Account

The amount transferred from the Fixed Account in any Policy Year may not exceed the greater of 25 percent of the amount in the Fixed Account at the beginning of the Policy Year, or $5,000 less any Partial Surrenders made from the Fixed Account since the beginning of the Policy Year, unless the balance after the transfer is less than $25, in which case AUL reserves the right to transfer the entire amount.

Payment Deferral

AUL reserves the right to defer payment of any surrender, Partial Surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Proper Notice for the Partial Surrender or Full Surrender or transfer. In this case, interest on Fixed Account assets will continue to accrue at the then-current rates of interest.

ADDITIONAL INFORMATION ABOUT FEES

Premium Expense Charges

AUL deducts a premium expense charge from each premium payment to compensate AUL for federal and state taxes including Premium taxes, distribution expenses, expenses related to the sale and issuance of the Policy, and to provide a margin for profit. The premium expense charge is currently 6 percent of each premium paid for the first ten (10) Policy Years and 2 percent thereafter.

Monthly Deduction

AUL will deduct Monthly Deductions on the Policy Date and on each Monthiversary. Monthly Deductions due on the Policy Date and any Monthiversaries prior to the Issue Date are deducted on the next Monthiversary. The Owner's Policy Date is the date used to determine the Owner's Monthiversary. The Monthly Deduction consists of (1) cost of insurance charge, (2) monthly administrative charge, (3) any charges for rider benefits, (4) Asset-Based charge, and (5) Face Amount charge as described below. The Monthly Deduction is deducted from the Variable Account (and each Investment Account) and Fixed Account pro rata on the basis of the portion of Account Value in each account.

Cost of Insurance Charge

This charge compensates AUL for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary between Policies and from Monthiversary to Monthiversary. The Policy contains guaranteed maximum cost of insurance rates that may not be increased. The guaranteed rates for substandard classes are based on multiples of or additives to the guaranteed rates. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured. For any Policy, the cost of insurance on a Monthiversary is calculated by multiplying the current cost of insurance rate for the Insured by the Net Amount at Risk for that Monthiversary. The Net Amount at Risk on a Monthiversary is the difference between the Death Benefit divided by the Death Benefit Discount Factor and the Account Value. For more information on guaranteed rates, please refer to your Policy Data Page. The maximum cost of insurance charge is $83.33 per $1,000 of Net Amount at Risk.

The cost of insurance charges for the Face Amount will be determined on each Monthiversary. AUL currently places Insureds in the following classes, based on underwriting: Preferred Tobacco User, Preferred Non-Tobacco User, Standard Tobacco User, Standard Non-Tobacco User and Select Non-Tobacco User. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes. Preferred Non-Tobacco, Preferred Tobacco, and Standard Tobacco User rates are available for Ages 18-85. Standard Non-Tobacco User rates are available for Ages 0-85. Select Non-Tobacco User rates are available for Ages 18-85. The guaranteed maximum cost of insurance rate is set forth on the Policy Data Page of the Owner's Policy.

Monthly Administrative Charge

The monthly administrative charge is a level monthly charge. The monthly charge is currently $15. This charge reimburses AUL for expenses incurred in the administration of the Policies and the Separate Account. Such expenses include but are not limited to: underwriting and issuing the Policy, confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and updating requirements.

Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is deducted from the Account Value on the Monthiversary.

Asset-Based Charge

AUL deducts this monthly charge from the Account Value pro rata based on the amounts in each Investment Account and Fixed Account. The current charge is at an annual rate of 0.20 percent of Account Value and is guaranteed not to increase for the duration of a Policy.

The charge covers cost that AUL assumes in expenses incurred in issuing and administering the Policies and the Separate Account that will exceed the amounts realized from the monthly administrative charges assessed against the Policies.

Face Amount Charge

The Maximum Face Amount Charge is the rate of $3.52 per month per $1,000 of insurance coverage. The charge covers the cost for expenses associated with sales and underwriting with a margin for profit and overall expenses. AUL reserves the right to use a current Face Amount Charge less than the Maximum Face Amount Charge.

Surrender Charge

During the first ten (10) Policy Years, a Surrender Charge will be deducted from the Account Value if the Policy is completely surrendered for cash. The Surrender Charge is assessed against the first year target premium and will not exceed $60 per $1,000 (6.00%) of Face Amount. Surrender Charges are assesed by withdrawing proportional value from the Account Value as of the date in which the Policy is surrendered. The Surrender Charge reimburses Us for expenses related to sales and distribution of the Policy, including commissions, marketing materials, and other promotional expenses. The Table of Surrender Charges is shown below. The Surrender Charges presented are calculated using the first year target premium of a $500,000 Face Amount policy. You may obtain more information about the Surrender Charges that apply to your Policy by requesting a personalized illustration from your registered representative.

TABLE OF SURRENDER CHARGES:
Based on $500,000 Face Amount
As a Percentage of First Year Target Premium

Policy Year	Surrender Charge
1	$8,680.00 (100%)
2	$7,812.00 (90%)
3	$7,378.00 (85%)
4	$6,944.00 (80%)
5	$5,642.00 (65%)
6	$4,774.00 (55%)
7	$3,906.00 (45%)
8	$2,604.00 (30%)
9	$1,736.00 (20%)
10	$868.00 (10%)

Partial Surrenders are limited to the Cash Surrender Value of the Policy; therefore, there is no Surrender Charge assessed on Partial Surrenders. However, there may be federal and state income tax consequences to Partial Surrenders. If you surrender the Policy, you would be subject to income tax on the portion of the distribution that exceeds the investment in Policy. In addition, there may be adverse tax consequences (including a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59 1/2. Any surrender in excess of Cash Surrender Value will constitute a complete surrender and the above Surrender Charge will apply.

Decreases in Face Amount will not reduce the Surrender Charge.

If a Face Amount decrease is requested, AUL will deduct a proportional Surrender Charge from the Account Value on the effective date of the decrease. A corresponding reduction will be made to subsequent Surrender Charges. Below is an illustration of such proportional Surrender Charge deduction.

TABLE OF SURRENDER CHARGES:
Based on $500,000 Face Amount with $250,000
requested face decrease in year 5

Policy Year	Surrender Charge
1	$8,680.00
2	$7,812.00
3	$7,378.00
4	$6,944.00
5	$2,821.00*
6	$2,387.00
7	$1,953.00
8	$1,302.00
9	$868.00
10	$434.00

* $2,821.00 deducted from the account value due to the requested face reduction

Based on the example above, a requested Face Amount reduction of $250,000 would result in a Surrender Charge assessment of $2,821 that would be deducted from the Account Value.

Taxes

AUL does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the establishment, maintenance, or operation of the Investment Accounts of the Separate Account. AUL reserves the right, however, to assess a charge for such taxes against the Investment Accounts if AUL determines that such taxes will be incurred.

Special Uses

AUL may agree to reduce or waive the Surrender Charge or the Monthly Deduction, or credit additional amounts under the Policies in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Owner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

In addition, AUL may agree to reduce or waive some or all of these charges and/or credit additional amounts under the Policies for those Policies sold to persons who meet criteria established by AUL, who may include current and retired officers, directors and employees of AUL and AUL's affiliates. AUL may also agree to waive minimum premium requirements for such persons.

AUL will only reduce or waive such charges or credit additional amounts on any Policies where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. AUL reserves the right to terminate waiver/reduced charge and crediting programs at any time, including those for previously issued Policies.

Commissions Paid to Broker-Dealers

Compensation to broker-dealers consists of a percentage of premiums paid during the first two Policy Years up to the Commissionable Target Premium ("FYC Target Compensation"). Any excess of target in the first Policy Year is paid excess FYC compensation. Renewal compensation is paid in Years 2+. Total premium-based compensation will not exceed a maximum of 130% of FYC Target Compensation, 4% Excess FYC Compensation in Years 1, and 4% Renewal Compensation in Years 2+.

Portfolio Expenses

Each Investment Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and are described in the Portfolios' prospectuses.

Changes in Cost Factors

AUL bears the mortality, expense and experience risks of the Policy. AUL reserves the right to change the Premium Expense Charge, the Face Amount Charge, the Asset-Based Charge, the Cost of Insurance rates and Monthly Administrative Charges and any other variable charge up to the maximum guaranteed amounts stated in this Prospectus. Any changes will be based on changes in expected mortality, expenses, taxes, regulatory environment, investment earnings, or persistency.

HOW THE OWNER'S ACCOUNT VALUES VARY

There is no minimum guaranteed Account Value, Cash Value or Cash Surrender Value. These values will vary with the investment performance of the Investment Accounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Account Value. If the Cash Surrender Value on a Monthiversary is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Death Benefit Provision is not then in effect, the Policy will be in default and a Grace Period will begin. For more information, see "Premium Payments to Prevent Lapse."

Determining the Account Value

On the Policy Date, the Account Value is equal to the initial Net Premium less the Monthly Deductions deducted as of the Policy Date. On each Valuation Day thereafter, the Account Value is the aggregate of the Variable Account value, the Fixed Account value, and the Loan Account value. Account Value may be significantly affected on days when the New York Stock Exchange is open for trading but AUL is closed for business, and the Owner will not have access to Cash Value on those days. The Account Value will vary to reflect the performance of the Investment Accounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, Partial Surrenders, loans and loan repayments.

Variable Account Value

When the Owner allocates an amount to an Investment Account, either by Net Premium payment allocation or by transfer, the Owner's Policy is credited with accumulation units in that Investment Account. The number of accumulation units credited is determined by dividing the amount allocated to the Investment Account by the Investment Account's accumulation unit value at the end of the Valuation Period during which the allocation is effected. The Variable Account value of the Policy equals the sum, for all Investment Accounts, of the accumulation units credited to an Investment Account multiplied by that Investment Account's accumulation unit value.

The number of Investment Account accumulation units credited to the Owner's Policy will increase when Net Premium payments are allocated to the Investment Account and when amounts are transferred to the Investment Account. The number of Investment Account accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction charge is taken from the Investment Account, a loan is made, an amount is transferred from the Investment Account, or a Partial Surrender is taken from the Investment Account.

Accumulation Unit Values

An Investment Account's accumulation unit value is determined on each Valuation Date and varies to reflect the investment experience of the underlying Portfolio. It may increase, decrease, or remain the same from Valuation Period to Valuation Period. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for an Investment Account for the prior Valuation Period by the net investment factor for the Investment Account for the current Valuation Period.

Net Investment Factor

The net investment factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account, the net investment factor for a Valuation Period is determined by dividing (a) by (b), where:

(a)  is equal to:

1.  the net asset value per share of the Portfolio held in the Investment Account determined at the end of the current Valuation Period; plus

2.  the per share amount of any dividend or capital gain distribution paid by the Portfolio during the Valuation Period; plus

3.  the per share credit or charge with respect to taxes, if any, paid or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account; and

(b)  is equal to:

1.  the net asset value per share of the Portfolio held in the Investment Account determined at the end of the preceding Valuation Period; plus

2.  the per share credit or charge for any taxes reserved for the immediately preceding Valuation Period.

Fixed Account Value

On any Valuation Date, the Fixed Account value of a Policy is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any Partial Surrenders taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction charged against the Fixed Account.

Loan Account Value

On any Valuation Date, if there have been any Policy loans, the Loan Account value is equal to amounts transferred to the Loan Account from the Investment Accounts and from the Fixed Account as collateral for Policy loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account as outstanding loans and loan interest are repaid, and plus interest credited to the Loan Account.

Cash Value and Cash Surrender Value

The Cash Value on a Valuation Date is the Account Value less any applicable Surrender Charges. The Cash Surrender Value on a Valuation Date is the Cash Value reduced by any outstanding liens, loans and loan interest. Cash Surrender Value is used to determine whether a Grace Period starts. For more information, see "Premium Payments to Prevent Lapse." It is also the amount that is available upon Full Surrender of the Policy. For more information, see "Surrendering the Policy for Cash Surrender Value."

DEATH BENEFIT AND CHANGES IN FACE AMOUNT

AUL will pay the Death Benefit Proceeds upon receipt at the Home Office of Proper Notice and due proof that the Insured died while this Policy was in force. Due proof of death will consist of (i) a certified copy of the death certificate of the Insured or other lawful evidence providing equivalent information and (ii) proof of the beneficiary's interest in the Death Benefit Proceeds in a form acceptable to Us. AUL may require return of the Policy. The Death Benefit Proceeds may be paid in a lump sum, generally within seven (7) calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid"), or in any other way agreeable to the Owner and AUL. Before the Insured dies, the Owner may choose how the proceeds are to be paid. If the Owner has not made a choice before the Insured dies, the beneficiary may choose how the proceeds are paid. The Death Benefit Proceeds will be paid to the beneficiary. For more information, see "Selecting and Changing the Beneficiary." Coverage is effective on the later of the date the initial premium is paid or the Issue Date except when the Initial Premium is paid at delivery of the Policy then coverage will begin on the Policy Date.

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the sum of the Death Benefit determined pursuant to the Death Benefit option in effect at the end of the Valuation Period during which death occurs, plus any rider benefits payable at the Insured's death, minus any outstanding lien, loan and loan interest as of the date of death. If the date of death occurs during a Grace Period, the Death Benefit will still be payable to the beneficiary, although the amount will be equal to the Death Benefit determined pursuant to the Death Benefit option in effect at the end of business on the Business Day immediately prior to the start of the Grace Period, plus any benefits provided by rider payable at the Insured's death, and less any outstanding lien, loan and loan interest as of the date of death and the shortfall in total required premiums to maintain the Guaranteed Death Benefit Provision as of the start of the Grace Period. Under certain circumstances, the amount of the Death Benefit may be further adjusted. For more information, see "Limits on Rights to Contest the Policy" and "Changes in the Policy or Benefits."

Death Benefit Payment Options

The Death Benefit Proceeds may be paid in a lump sum, under a Settlement Option as set forth in the Settlement Options section, or in any other way agreeable to the Owner and Us. Before the Insured dies, You may choose how the Death Benefit Proceeds are to be paid. If You have not made a choice before the Insured dies, the beneficiary may choose how the Death Benefit Proceeds are paid. We will include interest from the date of death to the payment date. Interest will accrue:

1.  At the rate or rates applicable to the Policy funds left on deposit, as of the date of death;

2.  At the rate listed in Item 1 above, plus additional interest at a rate of 10% annually beginning with the date that is thirty-one (31) calendar days from the latest of items a, b, and c below to the date the claim is paid:

a.  The date the due proof of death is received by Us;

b.  The date We receive sufficient information to determine AUL's liability, the extent of the liability, and the appropriate payee legally entitled to the proceeds; and

c.  The date legal impediments to payment of proceeds that depend upon the action of parties other than Us are resolved and sufficient evidence of the same is provided by Us. Legal impediments to payment include, but are not limited to:

1.  The establishment of guardianships and conservatorships;

2.  The appointment and qualification of trustees, executors and administrators; and

3.  The submission of information required to satisfy state and federal reporting requirements.

Death Benefit Options

The Owner may choose one of the following Death Benefit options:

Option 1 — The Death Benefit is equal to the greater of:

1.  The Face Amount in effect at the time of death; or

2.  The Account Value multiplied by the appropriate percentage from the Table of Minimum Insurance Percentages on the Policy Data Page.

Option 2 — The Death Benefit is equal to the greater of:

1.  The Face Amount in effect at the time of death plus the Account Value; or

2.  The Account Value multiplied by the appropriate percentage from the Minimum Insurance Percentages (as described below). (Please note that the investment performance of the Investment Accounts you have chosen will impact the Account Value and therefore may affect the amount of Death Benefit Proceeds payable.)

Life Insurance Qualification Test

It is intended that this Policy be considered as life insurance for federal income tax purposes, notwithstanding any other provision of the Policy to the contrary, in order to comply with Section 7702 of the Internal Revenue Code of 1986, or any other equivalent section of the Code.

We may make any reasonable adjustments to the conditions or terms of this Policy if necessary, to allow it to continue to qualify as life insurance. This provision is not a guarantee that this Policy will receive tax treatment as life insurance. Additionally, it does not guarantee that the tax treatment of life insurance will never change by the future actions of any tax authority. In order to ensure that this Policy qualifies as life insurance, one of the tests described below will be applied to the Policy.

The default test is the Cash Value Accumulation Test. The test cannot be changed after the Policy Date. We reserve the right to limit the life insurance qualification tests available.

Cash Value Accumulation Test – Under this test, the minimum Death Benefit must be maintained. We may modify the Minimum Insurance Percentage shown on the Policy Data Page, retroactively if needed, to ensure or maintain qualification of this Policy as a life insurance contract for federal income tax purposes, notwithstanding any other provision of this Policy to the contrary.

Guideline Premium Test – Under this test, if at any time the premiums received exceed the amount allowable for tax qualification, the excess amount may be removed from the Policy as of the date of its payment, together with interest and/or investment experience thereon from such date, and any appropriate adjustment in the Death Benefit shall be made as of such date. This excess amount shall be refunded within 60 days after the end of the applicable Policy Year. If this excess amount is not refunded within 60 days, the Face Amount under the Policy shall be increased retroactively so that at no time is the Death Benefit ever less than the amount needed to ensure or maintain tax qualification. However, We will not refuse to accept any premium necessary to continue coverage but only if such premium would result in a zero Cash Value at the end of the Policy Year. Additionally, the minimum Death Benefit must be maintained.

Face Amount and Death Benefit Option

The Face Amount is set at the time the Policy is issued. The Owner may change the Face Amount from time to time, as discussed below. The Owner selects the Death Benefit option when the Owner applies for the Policy. The Owner also may change the Death Benefit option as discussed below. AUL reserves the right, however, to decline any change which might disqualify the Policy as life insurance under federal tax law. AUL's acceptance of any of your changes does not imply there will be no effect on the qualification of your Policy as life insurance as a result of the changes.

Changes in Death Benefit Option

Beginning one (1) year after the Policy Date, as long as the Policy is not in the Grace Period, the Owner may request the following changes in the Death Benefit option on the Owner's Policy by Proper Notice subject to the following rules.

If the Owner requests a change from Death Benefit option 1 to Death Benefit option 2, the Face Amount will be decreased by the amount of the Account Value on the date of change. Upon such decrease in the Face Amount, AUL will deduct a proportional Surrender Charge from the Account Value. The change will be effective on the Monthiversary following AUL's receipt of Proper Notice.

If the Owner requests a change from Death Benefit option 2 to Death Benefit option 1, the Face Amount will be increased by the amount of the Account Value on the date of change. We may require satisfactory evidence of insurability. The change will be effective on the Monthiversary following AUL's approval of the change.

Changing a Death Benefit option does not change the Planned Premium, Guaranteed Death Benefit Provision, Face Amount Charges or the Surrender Charges.

Decrease in Face Amount

Beginning one (1) year after the Policy Date, as long as the Policy is not in the Grace Period, the Owner may request a decrease of the Face Amount by providing AUL Proper Notice. The amount of decrease must be at least $25,000. You may not make a decrease which reduces the Face Amount of the policy below $100,000. A decrease of the Face Amount will be effective on the Monthiversary following AUL's receipt of Proper Notice. The decrease will not cause a decrease in the Face Amount Charge.

On the effective date of the decrease, AUL will deduct a proportional Surrender Charge from the Account Value. A corresponding reduction will be made in subsequent Surrender Charges.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. More information about each rider follows the table.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Terminal Illness Rider	Advances a portion of the Death Benefit upon Insured being diagnosed as terminally ill and has 12 months or less to live.	Standard	• The minimum accelerated death benefit amount is $5,000.
• The maximum accelerated death benefit amount is equal to the lesser of 75% of the Death Benefit of the base Policy or $1,000,000.
• Expires upon exercise of the Overloan Protection Rider or termination of the Policy.
• This Rider may not be available to all investors. Please see Material State Variations for more details.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider	Advances a portion of the Death Benefit upon Insured being diagnosed as Chronically Ill (as defined below).	Standard	• The maximum annual acceleration amount is subject to the Internal Revenue Service ("IRS") per diem limitation as described below.
• The overall maximum benefit at any time is limited as described below.
• Expires upon exercise of the Overloan Protection Rider or termination of the Policy.
• The rider is restricted to issue ages 0-65. Not allowed on substandard policies.
• This Rider may not be available to all investors. Please see Material State Variations for more details.
Accounting Benefit Rider	Waives a percentage of the Surrender Charge in exchange for a separate compensation schedule with an extended chargeback period.	Optional	• The rider benefits are only available upon Full Surrender of the Policy. This benefit must be chosen at the time of application.
Children's Insurance Benefit Rider	Provides level term insurance on each child of the Insured.	Optional	• The rider expires when the Insured reaches age 65.
Overloan Protection Rider	Provides option to continue Policy at a reduced Face Amount with no further reductions.	Standard	• May be exercised only if certain conditions are met:
• Policy must be in force for at least 15 Policy Years.
• Insured's attained Age must be 65 or older.
• Partial Surrenders must equal or exceed premiums paid.
• The amount of the outstanding loan plus accrued loan interest must exceed the Minimum Loan Indebtedness Percentage shown on the Rider Data Page times the Cash Value, but be less than the Maximum Loan Indebtedness Percentage shown on the Rider Data Page after the deduction of the Overloan Protection Rider Charge from the Account Value.
• The Policy must not be a Modified Endowment Contract as defined in Section 7702A of the Internal Revenue Code of 1986, or thereafter changed, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.
• The Policy changes that result from exercising this rider must not lead to a Death Benefit that is not compliant with the Internal Revenue Code.
Waiver of Monthly Deductions Disability Rider	Waives all Policy Charges if the Insured becomes totally disabled.	Optional	• A six-month waiting period applies. • Waiver period varies depending on when the disability occurs. • The rider is limited to issue ages 0-55.
Dollar Cost Averaging Program ("DCA Program")	Enables systematic and automatic transfer of, on a monthly basis, specified dollar amounts from the Vanguard Money Market Portfolio to other Investment Accounts	Optional	• AUL reserves the right to impose a $25 transfer charge for each transfer effected under a DCA Program.
• AUL also reserves the right to alter the terms or suspend or eliminate the availability of the Ongoing Dollar Cost Averaging Program at any time.
• Owner can only enter one transfer program at a time.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Automatic Portfolio Rebalancing	Automatically rebalances a Policy to specified fund allocation percentages on a quarterly or annual basis.	Optional	• Owner can only enter one transfer program at a time.
Portfolio Optimization Program	An optional Program to allocate investments in Portfolios according to a model selected by the Owner.	Optional	• If the Owner decides to subscribe to the Program and select one (1) of the Portfolio Optimization Models, the Owner's initial premium payment (in the case of a new application) or Account Value, as applicable, will be allocated to the Portfolios according to the Model the Owner selects. Subsequent premium payments, if allowed under the Owner's Contract, will also be allocated accordingly.
• AUL is under no contractual obligation to continue this service and has the right to terminate the Program at any time. If AUL terminates the Program, you will remain invested in the same Portfolios until you select new Portfolios.
• The Owner's Account Value will be rebalanced among the Portfolios that comprise the Model annually in order to maintain the target asset allocation percentages of the Model.

Optional Benefits Available Through Riders

The following optional benefits are available and may be added to the Owner's Policy at issue. In addition, the Children's Insurance Benefit Rider can be added after issue. If applicable, monthly charges for these riders will be deducted from the Owner's Account Value as part of the Monthly Deduction. Not all of these riders may be available in all states and may vary by state.

Accelerated Death Benefit for Terminal Illness Rider

This rider allows for a prepayment of a portion of the Policy's Death Benefit while the Insured is still alive, if the Insured has been diagnosed as terminally ill, and has a life expectancy of twelve (12) months or less to live. The benefit payment will establish a lien on the Policy which is deducted from Policy proceeds at death or earlier termination. The minimum amount available is $5,000. The maximum benefit payable (in most states) is the lesser of $1,000,000 or 75 percent of the Death Benefit.

A one-time Administrative Fee may be charged when an Accelerated Death Benefit is paid under this rider. This charge is associated with the Company's administrative costs for processing an Accelerated Death Benefit payment for the Owner. This charge is deducted from the Accelerated Death Benefit payable, and it is included in the lien that is created as a result of that payment. The Administrative Fee will not be more than $250.00. For information on state variations to the rider, see "Material State Variations."

Example: An Accelerated Death Benefit is requested on a $500,000 Face Amount Policy. The requested amount must be less than or equal to the maximum allowed of the lesser of $1,000,000 or 75% of the Death Benefit. At the time of the request, the Death Benefit option must be changed to Option 1, if it is not currently Option 1. A lien will be established for the requested amount and interest due. The Accelerated Death Benefit payment will be reduced for any Administrative Fee. The Cash Surrender Value and Death Benefit paid at time of death will be reduced by the amount of any outstanding lien.

Accelerated Death Benefit for Chronic Illness Rider

This rider allows for a prepayment of a portion of the Death Benefit while the Insured is still alive, if the Insured has been diagnosed as Chronically Ill as defined by the rider. In general, the Insured is chronically ill if he or she is unable to perform 2 of 6 Activities of Daily Living (ADLs) (described below) for a period of at least 90 consecutive days or has a permanent severe cognitive impairment (described below). The benefit payment will establish a lien on the Policy which is deducted from Policy proceeds at death or earlier termination.

Activities of Daily Living (ADL) There are six basic functional abilities which measure the Insured's ability for self care and ability to live independently without Substantial Assistance from another individual. They are:

1.  Bathing – The Insured's ability to wash himself or herself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.

2.  Continence – The Insured's ability to maintain control of bowel and bladder function. Additionally, when unable to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring for a catheter or colostomy bag).

3.  Dressing – The Insured's ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.

4.  Eating – The Insured's ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.

5.  Toileting – The Insured's ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

6.  Transferring – The Insured's ability to move into or out of a bed, chair or wheelchair.

Severe Cognitive Impairment A deterioration or loss of intellectual capacity that is:

(a) Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and

(b) measured by clinical evidence and standardized tests that reliably measure impairment in the following areas:

1.  Short-term or long-term memory; or

2.  Orientation to people, places or time; or

3.  Deductive or abstract reasoning; or

4.  Judgment as it relates to safety awareness; and

(c) clinical evidence and test measurement must be greater than moderate.

A one-time Administrative Fee may be charged when an Accelerated Death Benefit is paid under this rider. This charge is associated with AUL's administrative costs for processing an Accelerated Death Benefit payment for the Owner. This charge is deducted from the Accelerated Death Benefit payable, and it is included in the lien that is created as a result of that payment. The Administrative Fee will not be more than $250.00. For information on state variations to the rider, see "Material State Variations."

Maximum Annual Acceleration Amount: The annual maximum that may be paid is the IRS per diem limitation times 365, subject to the overall maximum available. For 2024, the per diem limit is $410 per day, for an annual limit of $149,650. The maximum annual amount is prorated for the number of days from the claim date to the end of the calendar year.

Overall Maximum Acceleration Amount: The overall maximum benefit on a Policy at any time is equal to the policy's Cash Value plus a percentage of the net amount at risk (Death Benefit minus Account Value) at the Insured's Attained Age:
Attained Age	Percentage of NAR Available
69 and younger	25%
70 and 79	50%
80 and older	75%

Elimination Period The period of time beginning on the date the Licensed Health Care Practitioner certifies that the Insured meets the definition of Chronic Illness before benefits can be paid. The Elimination Period may be completed consecutively or intermittently, but it must be completed within a 12-month period. The Elimination Period is shown on the Schedule of Benefits page of the Policy.

On the Schedule of Benefits Page, the Elimination Period should show as 90 days.

Example: An Accelerated Death Benefit is requested on a $500,000 Face Amount Policy. The requested amount will be limited by the maximum percentage of NAR defined above and the IRS per diem limitation. At the time of the request, the Death Benefit option must be changed to Option 1, if it is not currently Option 1. A lien will be established for the requested amount and interest due. The Accelerated Death Benefit payment will be reduced for any Administrative Fee. The Cash Surrender Value and Death Benefit paid at time of death will be reduced by the amount of any outstanding lien.

Accounting Benefit Rider

If the Owner fully surrenders his or her Policy while this rider is in effect during the Surrender Charge period, AUL will waive a portion of the Surrender Charges.
Policy Year	Surrender Charge Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6	0%
7	0%
8	0%
9	0%
10	0%

Example: Year 1 Surrender Charge is 100%. The Accounting Benefit Rider allows 90% to be waived, leaving 10% Surrender Charge (100% – 90%).

This rider is not available to natural person(s) or legal entities formed for the benefit of or on behalf of natural person(s).

Children's Insurance Benefit Rider (CBR)

Insured's Ages: 14 Days – 18 Years (Children's Ages)

This rider provides level term insurance on each child of the Insured. At issue, each child must be at least 14 days old and less than 18 years of Age. Once CBR is in force, children born to the Insured are covered automatically after they are 14 days old. Notice of the birth of the child should be sent to AUL within sixty (60) days of the birth. Children are covered under CBR until they reach Attained Age 22, when they may purchase, without evidence of insurability, a separate Policy with up to five (5) times the expiring Face Amount of the rider's coverage. When the youngest child reaches the maturity age, we will send a letter informing the client that the youngest child currently listed on the Policy record has reached maturity age, asking if they have other children to add, or would they prefer to terminate the rider.

Example: A number of units of CBR from 0-20 units may be purchased. Each unit equates to $1,000 of Death Benefit for each child. In the event a child dies before they reach Attained Age 22, units multiplied by $1,000 will be paid to the Insured or designated beneficiary.

Overloan Protection Rider

This rider, if certain conditions are met, provides the Owner the option to continue his/her Policy at a reduced Face Amount with no further Monthly Deductions.

Exercising this rider is subject to the following terms:

(1)  The Policy in force for at least, 15 Policy Years;

(2)  The Insured's Attained Age must be 65 or Older;

(3)  Partial Surrenders equal or exceed Premiums paid to AUL with respect to the Policy,

(4)  The amount of the loan plus loan interest must exceed 80%, which is the current Minimum Loan Indebtedness Percentage shown on the Rider Specifications Page, multiplied by the Cash Value, but it must be less than 99.9% of the Cash Value after the deduction of the Overloan Protection Rider Charge from the Account Value;

(5)  The Policy must not be a Modified Endowment Contract as defined in Section 7702A of the Internal Revenue code of 1986, or thereafter changed, and exercising this rider must not cause the Policy to become a Modified Endowment Contract; and

(6)  The Policy changes that result from exercising this rider must not lead to a Death Benefit that is not compliant with the Internal Revenue Code.

Further, the amount of the outstanding loan plus accrued loan interest must exceed 80%, which is the current Minimum Loan Indebtedness Percentage shown on the Rider Specifications Page of the Policy, multiplied by the Cash Value, but it must be less than 99.9% of the Cash Value after the deduction of the Overloan Protection Rider Charge from the Account Value. Once the rider is exercised, the Total Face Amount will be equal to the Account Value, after the deduction of the Overloan Protection Rider Charge, multiplied by the Minimum Insurance Percentage shown in the Minimum Insurance Percentages table in the Owner's Policy.

There is no charge for this rider until it is exercised. Once exercised, there is a one-time charge. The Overloan Protection Rider Charge is equal to the Overloan Protection Rider Percentage, 98%, multiplied by the Account Value less any outstanding loan and loan interest at the time this Rider is exercised. There is no charge if the rider is never exercised.

In addition, once this rider is exercised, the Policy will become paid up life insurance and change in the following manner:

(1)  The Owner's Death Benefit option must be Option 1. If any other Death Benefit option is in effect at the time the Overloan Protection Rider is exercised, the Death Benefit option will be changed to Option 1 at that time;

(2)  No further changes may be made to the Policy, which includes any decreases or increases of any kind;

(3)  No further premiums will be accepted;

(4)  Policy loans and Partial Surrenders will no longer be permitted;

(5)  No further Monthly Deductions will be deducted;

(6)  The outstanding Loan Account will remain and the interest charged against the Loan Account will be equal to the interest rate credited to the Loan Account;

(7)  AUL will accept loan repayments. The value of the Loan Account and the total indebtedness will be reduced by the loan repayment. In addition, the Fixed Account will be increased by the loan repayment;

(8)  Any Guaranteed Death Benefit Provision included in the Policy or by rider attached to the Policy will no longer apply;

(9)  Any additional rider requiring a Monthly Deduction will automatically be terminated;

(10)  The Accelerated Death Benefit Terminal Illness Rider and the Accelerated Death Benefit Chronic Illness Rider will expire.

(11)  When the Overloan Protection Rider is exercised, all values in the Variable Account will immediately be transferred to the Fixed Account and will continue to grow at the then-current Fixed Account interest rate. Transfer fees will not be applied to these transfers; and

(12)  Transfers from the Fixed Account to the Variable Account will no longer be permitted.
Example: Policyholder Attained Age:	70
Account Value:	100,000
Loan Amount:	85,000
Loan Interest:	5,000
Rider Charge:	(100,000 – 85,000 – 5,000) * 98% = 9,800
Remaining Account Value:	100,000 – 85,000 – 5,000 -9,800 = 200
Guaranteed Interest Rate:	1.0%

Attained Age	Account Value	Death Benefit
70	200.00	273.33
71	202.00	271.96
72	204.02	270.68
73	206.06	269.49
74	208.12	268.41
75	210.20	267.43
76	212.30	266.55
77	214.43	265.77
78	216.57	265.08
79	218.74	264.49
80	220.92	264.00
81	223.13	263.62
82	225.37	263.35

Attained Age	Account Value	Death Benefit
83	227.62	263.19
84	229.89	263.17
85	232.19	263.27
86	234.52	263.53
87	236.86	263.95
88	239.23	264.53
89	241.62	265.29
90	244.04	266.22
91	246.48	267.29
92	248.94	268.48
93	251.43	269.76
94	253.95	271.05
95	256.49	272.27
96	259.05	273.35
97	261.64	273.84
98	264.26	273.56
99	266.90	272.24
100	269.57	269.57
101	272.27	272.27
102	274.99	274.99
103	277.74	277.74
104	280.52	280.52
105	283.32	283.32
106	286.15	286.15
107	289.02	289.02
108	291.91	291.91
109	294.82	294.82
110	297.77	297.77
111	300.75	300.75
112	303.76	303.76
113	306.80	306.80
114	309.86	309.86
115	312.96	312.96
116	316.09	316.09
117	319.25	319.25
118	322.45	322.45
119	325.67	325.67
120	328.93	328.93

Waiver of Monthly Deductions Disability Rider (WMDD)

This rider waives all Policy charges if the primary Insured becomes totally disabled. Charges to be waived: Asset-Based Charge, COI, Face Amount Charges, Admin Charges, and any rider charges. Monthly Deductions are waived for total disability following a six-month waiting period. Monthly Deductions made during this waiting period are re-credited to the Account Value upon the actual waiver of the Monthly Deductions. If disability occurs before Attained Age 60, Monthly Deductions are waived to Attained Age 121 as long as total disability continues. If disability occurs between Attained Ages 60 – 65, Monthly Deductions are waived as long as Insured remains totally disabled, but not beyond Attained Age 65.

The monthly Rider charge will be deducted proportionally from the Fixed and Variable Accounts. The monthly charge is calculated by taking the rider cost factor from the Policy Data Page and multiplying by the current Monthly Deduction (excluding the cost for this Rider). At the time the Rider is exercised, the Policy's Monthly Deductions will not be deducted from the Account Value, for as long as is specified by the Rider form.

Dollar Cost Averaging Program

The DCA Program, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis, specified dollar amounts from the Vanguard Money Market Portfolio ("VMMP") to other Investment Accounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, the Owner may be less susceptible to the impact of market fluctuations. However, participation in the DCA Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

The Owner specifies the fixed dollar amount to be transferred automatically from the VMMP. At the time that the Owner elects the DCA Program, the Account Value in the VMMP from which transfers will be made must be at least $2,000.

The Owner may elect this DCA Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing and returning the election form. Transfers made under the DCA Program will commence on the Monthiversary following the election.

Once elected, transfers from the VMMP will be processed until the value of the Investment Account is completely depleted or the Owner sends AUL Proper Notice instructing AUL to cancel the transfers.

Currently, transfers made under the DCA Program will not be subject to any transfer charge and will not count against the number of free transfers permitted in a Policy Year. AUL reserves the right to impose a $25 transfer charge for each transfer effected under a DCA Program. Owners can only elect one transfer program at a time. AUL also reserves the right to alter the terms or suspend or eliminate the availability of the Ongoing DCA Program at any time.

Portfolio Rebalancing Program

The Owner may elect to have the accumulated balance of each Investment Account redistributed to equal a specified percentage of the Variable Account. This will be done on a quarterly or annual basis from the Monthiversary on which the Portfolio Rebalancing Program commences.

Program Commences

If elected, this plan automatically adjusts the Owner's Investment Account mix to be consistent with the allocation most recently requested. The redistribution will not count toward the free transfers permitted each Policy Year. If the DCA Program has been elected, the Portfolio Rebalancing Program will not commence until the Monthiversary following the termination of the DCA Program.

The Owner may elect this Portfolio Rebalancing Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing the election form and returning it to AUL. Modification of new money allocations will not, by itself, modify the Portfolio Rebalancing allocations.

Portfolio rebalancing will terminate when the Owner requests any transfer (which includes a loan transaction) or the day AUL receives Proper Notice instructing AUL to cancel the Portfolio Rebalancing Program. Portfolio Rebalancing is not available if the Owner chooses the Program, as annual rebalancing is independently a part of that Program.

Owners can only elect one transfer program at a time. AUL does not charge for this Portfolio Rebalancing Program. AUL reserves the right to alter the terms or suspend or eliminate the availability of Portfolio Rebalancing at any time.

Portfolio Optimization Program

The Program

Portfolio Optimization is an asset allocation program offered at no additional charge for use within this variable life Policy. Asset allocation refers to the manner in which investments are distributed among asset classes to help attain an investment goal.

For the Owner's variable life Policy, Portfolio Optimization can help with decisions about how the Owner should allocate the Owner's Account Value among available Portfolios. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the Program, several Portfolio Optimization Models have been developed. Mesirow Financial Investment Management, Inc., ("MFIM"), an independent entity unrelated to AUL, develops models for the Portfolio Optimization Program. There is an investment advisory relationship between MFIM and AUL, but there is no investment advisory relationship between MFIM and Owners of the Policy with respect to the Models. MFIM works on behalf of AUL, and not Owners, in developing the Models. Each of the models is based on different profiles of an investor's willingness to accept investment risk. If the Owner decides to subscribe to the Program and select one (1) of the Portfolio Optimization Models, the Owner's initial premium payment (in the case of a new application) or Account Value, as applicable, will be allocated to the Portfolios according to the Model the Owner selects. Subsequent premium payments, if allowed under the Owner's Contract, will also be allocated accordingly.

On an annual basis, AUL will rebalance the Owner's Account Value among the Portfolios that comprise the Model in order to maintain the target asset allocation percentages of the Model. If the Owner subscribes to Portfolio Optimization, the Owner's Account Value will automatically be reallocated in accordance with the Model the Owner selects as it is rebalanced.

The Portfolio Optimization Models

AUL offers five (5) asset allocation Models, each comprised of a combination of Portfolios. Portfolios are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance identified by the Owner.

This process could, in some cases, result in the inclusion of an Portfolio in a Model based on its specific asset class exposure or other specific optimization factors, even where another Portfolio may have better historical performance.

MFIM has created five Portfolio Optimization Models composed of one or more of the Portfolios: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, and Aggressive. The following is a description of the Portfolios that comprise each Model and the target asset allocation to each Portfolio in each Model. Your registered representative can provide additional information about the Portfolio Optimization Models and help you select which Model, if any, may be suitable for you. Please talk to him or her if you have any additional questions about the Models.
		Model Type
Portfolio Name	Category	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Vanguard VIF Equity Index	Large Blend	4%	6%	8%	8%	10%
American Funds IS® Growth 1	Large Growth	4%	7%	9%	10%	11%
Vanguard VIF Equity Income	Large Value	4%	7%	9%	10%	12%
Vanguard VIF Mid-Cap Index	Mid-Cap Blend	2%	4%	6%	9%	12%
MFS® VIT New Discovery Init	Small Growth	0%	0%	2%	3%	3%
DFA VA US Targeted Value	Small Value	0%	2%	3%	4%	4%
Vanguard VIF Real Estate Index	Real Estate	0%	2%	4%	6%	8%
American Funds IS® Intl Gr And Inc 1	Foreign Large Blend	3%	6%	10%	13%	15%
Vanguard Total Intl Stock Idx Instl Sel	Foreign Large Blend	3%	6%	9%	12%	15%
Invesco VI Core Plus Bond I	Intermediate Core-Plus Bond	25%	19%	13%	9%	4%
Vanguard VIF Total Bond Mkt Idx	Intermediate Core-Plus Bond	24%	18%	13%	9%	4%
Vanguard VIF High Yield Bond	High Yield Bond	6%	5%	4%	2%	0%
DFA VIT Inflation-Protected Secs Instl	Inflation-Protected Bond	14%	11%	7%	5%	2%
Vanguard VIF Money Market	Money Market-Taxable	11%	7%	3%	0%	0%
Total		100%	100%	100%	100%	100%
Weighted Average Portfolio Expense		0.29%	0.29%	0.30%	0.31%	0.30%

Annual Rebalancing of the Portfolio Optimization Models

Your Account Value will be rebalanced annually by AUL in order to maintain the target asset allocation percentages of the Model. However, the target asset allocations of your Account Value in the Model you select will remain static.

If a Portfolio offered in a Model merges with another fund or is substituted by AUL, the new or surviving Portfolio will be added to the Model, and AUL will allocate your Account Value to the new Portfolio. If a Portfolio offered in a model is liquidated, AUL will reinvest the portion of the proceeds of such liquidation attributable to you in the Vanguard VIF Money Market Portfolio unless you select a new Portfolio.

Selecting a Portfolio Optimization Model

If the Owner chooses to subscribe to the Program, the Owner must determine which Portfolio Optimization Model is best for the Owner. Neither AUL nor MFIM will make this decision. The Owner should consult with his or her registered representative on this decision. The Owner's registered representative can help the Owner determine which Model is best suited to his or her financial needs, investment time horizon, and willingness to accept investment risk. The Owner should periodically review these factors with his or her registered representative to determine if the Owner should change Models to keep up with changes in the Owner's personal circumstances. The Owner's registered representative can assist the Owner in completing the proper forms to subscribe to the Program or to change to a different Model. The Owner may, in consultation with his or her registered representative, utilize analytical tools made available by AUL, including an investor profile questionnaire, which asks questions intended to help the Owner or his or her registered representative assess his or her financial needs, investment time horizon, and willingness to accept investment risk. It is the Owner's decision, in consultation with the Owner's registered representative, to select a Model or to change to a different Model, and neither AUL nor MFIM bear any responsibility for this decision. The Owner may change to a different Model at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with AUL.

Quarterly Reports

If the Owner selects a Portfolio Optimization Model, the Owner will be sent a quarterly report that provides information about the Portfolios within the Owner's selected Model, in addition to or as part of the Owner's usual quarterly statement.

Risks

Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model will not lose money or that investment results will not experience volatility. Investment performance of the Owner's Account Value could be better or worse by participating in a Portfolio Optimization Model than if the Owner has not participated. A Model may perform better or worse than any single Portfolio or asset class or other combinations of Portfolios or asset classes. Model performance is dependent upon the performance of the component Portfolios. The timing of the Owner's investment and the rebalancing may affect performance. The Owner's Account Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic rebalancing of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

The Owner may change the Owner's Model selection at any time with Proper Notice. The Owner should consult with the Owner's registered representative to assist the Owner in determining which Model is best suited to the Owner's financial needs, investment time horizon, and is consistent with the Owner's risk comfort level. The Owner should periodically review those factors to determine if the Owner needs to change Models to reflect such changes. The Owner's registered representative can assist the Owner in completing the proper forms to enroll in Portfolio Optimization. Newly issued Contracts may require participation in the Program.

AUL is under no contractual obligation to continue this service and has the right to terminate the Program at any time. If AUL terminates the Program, you will remain invested in the same Portfolios until you select new Portfolios.

CASH BENEFITS

Policy Loans

Prior to the death of the Insured, the Owner may borrow against the Owner's Policy by submitting Proper Notice to the Home Office at any time after the end of the "Right to Examine" period while the Policy is not in the Grace Period. The Policy is assigned to AUL as the sole security for the loan. An Owner may opt for a Policy loan to access the Account Value without incurring adverse tax consequences associated with a Partial Surrender because Policy loans generally would not be treated as taxable distributions unless your Policy is a Modified Endowment Contract, but if the Owner surrender the Policy, the Owner may be subject to income tax on the portion of the distribution that exceeds the investment in the Policy. The minimum amount of a new loan is $500. The maximum amount of a new loan is:

1.  90 percent of the Account Value; less

2.  any loan interest due on the next Policy Anniversary; less

3.  any applicable Surrender Charges; less

4.  three months of Monthly Deductions; less

5.  any existing loans and accrued loan interest.

The minimum and/or maximum loan amount may vary by state. Outstanding loans reduce the amount available for new loans. Policy loans will be processed as of the date the Owner's Proper Notice is received. Loan proceeds generally will be sent to the Owner within seven (7) calendar days. For more information, see "When Proceeds Are Paid."

Interest

AUL will charge interest on any outstanding loan at an annual rate of 4.75 percent for the first five (5) Policy Years and 4.25% thereafter. Interest is due and payable on each Policy Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan.

Loan Collateral

When a Policy loan is made, an amount sufficient to secure the loan is transferred out of the Investment Accounts and the Fixed Account and into the Policy's Loan Account. Thus, a loan will have no immediate effect on the Account Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account in the same proportion that the Account Value in each Investment Account and the Fixed Account bears to the total Account Value in those accounts on the date that the loan is made. Due and unpaid interest will be transferred each Policy Anniversary from each Investment Account and the Fixed Account to the Loan Account in the same proportion that each Investment Account Value and the Fixed Account bears to the total unloaned Account Value. The amount AUL transfers will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

The Loan Account will be credited with interest daily at an effective annual rate of not less than 4.25 percent. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

Loan Repayment; Effect if Not Repaid

The Owner may repay all or part of the Owner's loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium, unless the premium would cause the Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code. Loan repayments, unlike premium payments, are not subject to premium expense charges. When a loan repayment is made, Account Value in the Loan Account in an amount equivalent to the repayment is transferred from the Loan Account to the Investment Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Account Value, but the Cash Surrender Value will be increased immediately by the amount of the loan repayment. Loan repayment amounts will be transferred to the Investment Accounts and the Fixed Account according to the premium allocation instructions in effect at that time.

If the Death Benefit becomes payable while a loan is outstanding, any outstanding loan and loan interest will be deducted in calculating the Death Benefit Proceeds. See "Amount of Death Benefit Proceeds."

If the Monthly Deduction exceeds the Cash Surrender Value on any Monthiversary when the Guaranteed Death Benefit Provision is not in force, the Policy will be in default. The Owner will be sent notice of the default. The Owner will have a Grace Period within which the Owner may submit a sufficient payment to avoid termination of coverage under the Policy. The notice will specify the amount that must be repaid to prevent termination. For more information, see "Premium Payments to Prevent Lapse."

Effect of Policy Loan

A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Investment Accounts of the Separate Account and current interest rates credited on Account Value in the Fixed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Accounts while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Investment Accounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See Tax Considerations for a discussion of the tax treatment of Policy loans, and the adverse tax consequences if a Policy lapses with loans outstanding. In particular, if the Owner's Policy is a Modified Endowment Contract, loans may be currently taxable and subject to a 10 percent penalty tax.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY

Surrendering the Policy for Cash Surrender Value

The Owner may surrender the Owner's Policy at any time after the Right to Examine period for its Cash Surrender Value by submitting Proper Notice to AUL. AUL may require return of the Policy. If the Policy is surrendered within thirty (30) days following a Policy Anniversary, the Cash Surrender Value paid will be no less than the value as of the Policy Anniversary. A Surrender Charge may apply. For more information, see "Surrender Charge." A surrender request will take effect on the date the Proper Notice is signed, subject to any payments made or other actions taken prior to our receipt of Proper Notice. Payment will generally be made within seven (7) calendar days. For more information, see "When Proceeds are Paid." The Cash Surrender Value may be taken in one lump sum or it may be applied to a settlement option. For more information, see "Settlement Options." The Policy will terminate and cease to be in force if it is surrendered for one lump sum or applied to a settlement option. It cannot later be reinstated. Surrenders may have adverse tax consequences. For more information, see Tax Considerations.

Partial Surrenders

The Owner may make Partial Surrenders under the Owner's Policy of at least $500 at any time after the end of the first Policy Year by submitting Proper Notice to AUL. As of the date AUL receives Proper Notice for a Partial Surrender, the Account Value and, therefore, the Cash Value will be reduced by the Partial Surrender.

When the Owner requests a Partial Surrender, the Owner can direct how the Partial Surrender will be deducted from the Investment Accounts and/or the Fixed Account. If the Owner provides no directions, the Partial Surrender will be deducted from the Owner's Account Value in the Investment Accounts and Fixed Account on a pro rata basis. Partial Surrenders may have adverse tax consequences. For more information, see Tax Considerations.

AUL will reduce the Face Amount by an amount equal to the Partial Surrender. The maximum Partial Surrender amount is the Cash Surrender Value minus the greater of (a) $1,000 or (b) three times the most recent Monthly Deduction. AUL will reject a Partial Surrender request if the Partial Surrender would reduce the Face Amount below $100,000, or if the Partial Surrender would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by AUL.

Partial Surrender requests will take effect on the date the Proper Notice is signed, subject to any payments made or other actions taken prior to AUL's receipt of Proper Notice, and generally will be paid within seven (7) calendar days. See "When Proceeds Are Paid."

Partial Surrenders and the Death Benefit Options

If the Owner chooses Death Benefit option 1, a Partial Surrender will result in a reduction in the Face Amount by the amount surrendered. Any reduction will be processed in the same manner as a requested decrease (Refer to the Policy Changes section of Your policy). The remaining Face Amount must be at least $100,000.

If the Owner chooses Death Benefit option 2, an amount equal to any Partial Surrender will be deducted from the Owner's Account Value. Partial Surrenders will not affect the Face Amount. The Owner's Death Benefit will continue to be determined in accordance with the "Death Benefit" section of the Owner's Policy.

Settlement Options

At the time of surrender or death, the Policy offers various options of receiving proceeds payable under the Policy. These settlement options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a Separate Account. Any representative authorized to sell this Policy can further explain these options upon request.

The Owner may apply proceeds of $2,000 or more which are payable under this Policy to any of the following options:

Option 1 — Income for a Fixed Period

Proceeds are payable in equal monthly installments for a specified number of years, not to exceed twenty (20.)

Option 2 — Life Annuity

Proceeds are paid in equal monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as one hundred-twenty (120), or the number of payments required to refund the proceeds applied.

Option 3 — Survivorship Annuity

Proceeds are paid in monthly installments for as long as either the first (1st) payee or surviving payee lives. A number of payments equal to the initial payment can be guaranteed, such as one hundred-twenty (120). A different monthly installment payable to the surviving payee can be specified.

Any other method or frequency of payment AUL agrees to may be used to pay the proceeds of this Policy.

Based on the settlement option selected, AUL will determine the amount payable.

The Owner may select or change an option by giving Proper Notice prior to the settlement date. If no option is in effect on the settlement date, the payee may select an option. If this Policy is assigned or if the payee is a corporation, association, partnership, trustee or estate, a settlement option will be available only with AUL's consent.

If a payee dies while a settlement option is in effect, and there is no surviving payee, AUL will pay a single sum to such payee's estate. The final payment will be the commuted value of any remaining guaranteed payments. The commutation rate is the greater of (1) the Guaranteed Interest Rate of Income Payment Options as shown on the Policy Data Page or (2) the commutation rate in effect at the time a settlement option is chosen.

Settlement option payments will be exempt from the claims of creditors to the maximum extent permitted by law.

Minimum Amounts

AUL reserves the right to pay the total amount of the Policy in one lump sum, if less than $2,000. If monthly payments are less than $100, payments may be made less frequently at AUL's option.

The proceeds of this Policy may be paid in any other method or frequency of payment acceptable to AUL.

HOW YOUR POLICY MAY LAPSE

Lapse

If the Cash Surrender Value is insufficient to pay the Monthly Deduction at any time, the Policy will enter the Grace Period unless the Policy satisfies the Guaranteed Death Benefit Test (described below). If the Guaranteed Death Benefit Test is not satisfied at that time, the client will have 61 days from the start of the Grace Period to make a payment to bring the Policy back in good standing. A notice will be sent to the client at the start of the Grace Period indicating an amount due that will be equal to the lesser of:

1.  The amount required to bring the Cash Surrender Value positive plus 3 Monthly Deductions.

2.  The amount required to bring the Guaranteed Death Benefit Provision secondary account positive plus 3 Monthly Deductions.

If the premium due is not paid by the end of the Grace Period, all insurance stops and the Policy terminates without value. For payment sent by U.S. Mail, the premium is considered paid if it postmarked within the Grace Period.

Guaranteed Death Benefit Provision

The Owner's Policy will satisfy the Guaranteed Death Benefit Provision if on any Monthiversary where the Grace Period would normally begin, the Guaranteed Death Benefit Value is greater than $0. Guaranteed Death Benefit Value is a reference value equal to the Secondary Account value less any Partial Surrenders, any outstanding loans, and loan interest (the "Guaranteed Death Benefit Test").

Secondary Account value is equal to:

1.  The accumulated value of Premiums paid; plus

2.  Interest accumulated at the Secondary Account Interest Rate; less

3.  Secondary Account Monthly Deductions; less

4.  Any Partial Surrenders.

Secondary Account Interest Rate is the annual rate at which the Secondary Account accrues interest. The Secondary Account Interest Rate is shown on the Policy Data Page.

Secondary Account Monthly Deduction is the sum of:

1.  The Monthly Administrative Charge; plus

2.  The Face Amount Charge(s); plus

3.  The Secondary Account Cost of Insurance; plus

4.  The Asset-Based Charge; plus

5.  The cost for any Policy riders.

The Secondary Account Monthly Deduction is deducted on the Policy Date and each Monthiversary. Monthly Deductions due on any Monthiversaries prior to the Issue Date are deducted on the next Monthiversary.

The Secondary Account Cost of Insurance is the current Cost of Insurance rate multiplied by the Secondary Account Net Amount at Risk determined as of the date of the Monthly Deduction.

The Secondary Account Net Amount at Risk is:

1.  The Death Benefit on the Monthiversary divided by the Death Benefit Discount Factor; less

2.  The Secondary Account Value.

The Secondary Account has no actual Cash Value to the Owner, and is a reference value used only to determine whether the Guaranteed Death Benefit Provision is satisfied. The Secondary Account Monthly Deduction is not actually assessed against the Policy's Account Value.

If this test is failed on a Monthiversary where the Cash Surrender Value is insufficient to pay the Monthly Deduction, then the Grace Period will begin. The Grace Period notice will be sent which requests the lesser of:

1.  The amount required to bring the Cash Surrender Value positive plus three (3) Monthly Deductions; or

2.  The amount required to bring the Guaranteed Death Benefit Provision Secondary Account positive plus three (3) Monthly Deductions.

Reinstatement

The Policy may be reinstated within five (5) years (or such longer period if required by state law) of the date the Policy terminated if:

1.  The Policy had not been surrendered for its Cash Surrender Value; and

2.  Satisfactory evidence of insurability of the Insured is provided to AUL. This may include, but is not limited to, completion of an application; and

3.  Payment of sufficient premiums to cover past due Monthly Deductions during the Grace Period and any premium necessary to keep this Policy in force for three (3) months; and

4.  Interest on any loan amount which is reinstated is paid at the annual rate applicable to Policy loans during the period of lapse, from the time the Grace Period ended.

The effective date of the reinstatement is the next Monthiversary following AUL's approval of the reinstatement. The Guaranteed Death Benefit Provision will not be reinstated.

The Account Value on the effective date of reinstatement is equal to the Account Value at the time of termination adjusted for past due charges during the Grace Period, plus the premium paid at the time of reinstatement. The Surrender Charge will be based on the number of Policy Years from the original Policy Date.

OTHER POLICY PROVISIONS

Limits on Rights to Contest the Policy

Incontestability

In most states, in the absence of fraud, after the Policy has been in force during the Insured's lifetime for two (2) years from the Policy Date, AUL may not contest the Policy. Any increase in the Face Amount will not be contested after the increase has been in force during the Insured's lifetime for two (2) years following the effective date of the increase. If the Owner did not request the Face Amount increase or if evidence of insurability was not required, AUL will not contest the increase.

If a Policy lapses and it is reinstated, AUL can contest the reinstated Policy during the first two (2) years after the effective date of the reinstatement, but only for statements made in the application for reinstatement unless the original contestable period has not expired. The reinstated Policy may be contested for fraud in the procurement of the reinstated Policy when permitted by applicable state law in the state where the Policy is delivered or issued for delivery.

Suicide Exclusion

If the Insured dies by suicide, while sane or insane, within two (2) years of the Policy Date or the effective date of any reinstatement (or less if required by state law), the amount payable by AUL will be equal to the premiums paid less any loan, loan interest, and any Partial Surrender.

Changes in the Policy or Benefits

Misstatement of Age or Sex

If it is determined the Age or sex of the Insured has been misstated, AUL will adjust the Death Benefit to the amount that would have been purchased at the correct Age or sex. In consideration of the most recent Cost of Insurance rate, the Net Amount at Risk will be adjusted by the ratio of the incorrect Cost of Insurance rate to the correct Cost of Insurance Rate. AUL will not make any retrospective recalculations to the Account Value. AUL may adjust future months' deductions to reflect the correct Age and sex.

Coverage may not be terminated if the correct Age is outside the Attained Ages for this Policy. The Cost of Insurance rate and benefits will be adjusted using the correct Age.

Other Changes

Upon notice, AUL may modify the Policy, but only if such modification is necessary to: (1) make the Policy or the Separate Account comply with any applicable law or regulation issued by a governmental agency to which AUL is subject; (2) assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Separate Account; or (4) provide different Separate Account and/or Fixed Account accumulation options.

AUL reserves the right to modify the Policy as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account. In the event of any such modification, AUL will issue an appropriate endorsement to the Policy, if required. AUL will exercise these rights in accordance with applicable law, including approval of Owners, if required.

Any change of the Policy must be approved by AUL's President, Vice President or Secretary. No representative is authorized to change or waive any provision of the Policy.

When Proceeds Are Paid

AUL will ordinarily pay any Death Benefit Proceeds, loan proceeds, Partial Surrender proceeds, or Full Surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, AUL may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Separate Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners.

Reports to Policy Owners

At least once a year, the Owner will be sent a report at the Owner's last known address showing, as of the end of the current report period: Account Value, Cash Value, Death Benefit, amount of interest credited to amounts in the Fixed Account, change in value of amounts in the Separate Account, premiums paid, loans, Partial Surrenders, expense charges, and cost of insurance charges since the prior report. The Owner will also be sent an annual and a semi-annual report for each Portfolio underlying an Investment Account to which the Owner has allocated Account Value, including a list of the securities held in each Portfolio, as required by the 1940 Act. In addition, when the Owner pays premiums (except for premiums deducted automatically), or if the Owner takes out a loan, transfers amounts among the Investment Accounts and Fixed Account or takes a surrender, the Owner will receive a written confirmation of these transactions.

Assignment

The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon AUL, it must be in writing and filed at the Home Office. Once AUL has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. If there are any irrevocable beneficiaries, the Owner must obtain their written consent before assigning the Policy. AUL assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any loan on the Policy.

Deferral of Payments

Fixed Account

AUL may defer any payment from the Account Value or a loan request for up to six (6) months, while interest on the Fixed Account will continue to be earned at the declared rates. AUL will not defer any amounts needed to pay premiums for other policies in force with the Owner.

Variable Account

While payments will generally be made within seven (7) days of a request in good order, AUL may defer the determination and payment of all benefits for any period under which the New York Stock Exchange is closed for trading (except normal holiday closings and weekends) or when the SEC has determined that a state of emergency exists that may make determination and payment impractical.

Annual Statement

At least once a year AUL will send the Owner a statement showing:

1.  The beginning and end dates of the current statement period;

2.  The Account Value, if any, at the beginning of the current statement period and at the end of the current statement period;

3.  Amounts debited or credited identified by type. For example, premium payments, Cost of Insurance, expense charges and surrender amounts;

4.  Amounts at the end of the current statement period for:

a.  Current Death Benefit;

b.  Cash Value, if any;

c.  Amount of outstanding loans, if applicable.

If the Cash Surrender Value is such that it will not maintain insurance in force until the end of the next reporting period, a notice of this will be included in the statement.

The Owner may request other information about their Policy, including a hypothetical illustration of future Policy benefits and values, once a year and without charge. After one (1) illustration per year is provided at no cost, AUL may charge an amount not to exceed $50.00 for subsequent requests.

Conformity with Laws

AUL may make any changes without the Owner's consent which are necessary to comply with any federal or state statute, rule, or regulation.

Computations

Calculations are based on the mortality table referenced on the Table of Monthly Guaranteed Maximum Cost of Insurance Rates, which can be found in the Owner's Policy. Interest on amounts allocated to the Fixed Account is compounded daily.

A statement of the basis of the charges and the method of computation has been filed with the Interstate Insurance Product Regulation Commission.

Any Cash Values available under the Owner's Policy are not less than the minimum vales and benefits required under the NAIC Variable Life Insurance Regulation, model #270 using Actuarial Guideline XXIV.

Conformity with Interstate Insurance Product Regulation Commission Standards

If issued in member states of the Interstate Insurance Product Regulation Commission, the Owner's Policies will be approved under the authority of the Interstate Insurance Product Regulation Commission and issued under the Commission standards. Any provision of the Policy that on the Policy's effective date is in conflict with the applicable Interstate Insurance Product Regulation Commission standards for this product type in effect as of the provision's effective date of Commission Policy approval is hereby amended to conform to the applicable Interstate Insurance Product Regulation Commission standards in effect as of the provision's effective date of Commission Policy approval.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon AUL's understanding of the present federal tax laws as they currently are interpreted by the IRS.

Tax Status of the Policy

In order to attain the tax benefits normally associated with life insurance, the Policy must be classified for federal income tax purposes as a life insurance contract. Section 7702 of the Internal Revenue Code sets forth a definition of a life insurance contract for federal income tax purposes. The U.S. Treasury Department (the "Treasury") is authorized to prescribe regulations implementing Section 7702. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Policy issued on a standard basis, AUL believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. If the requirements of Section 7702 were deemed not to have been met, the Policy would not provide the tax benefits normally associated with life insurance and the tax status of all contracts invested in the Investment Account to which premiums were allocated under the non-qualifying contract might be affected.

If it is subsequently determined that a Policy does not satisfy Section 7702, AUL may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, AUL reserves the right to modify the Policy as it deems necessary in its sole discretion to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each of the Investment Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code. It is intended that the Investment Accounts, through investment in the Portfolios, comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5, which affects how the Portfolio's assets are to be invested. AUL believes that the Investment Accounts will meet the diversification requirements, and AUL will monitor continued compliance with this requirement.

For a variable life insurance contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract Owner. Under current U.S. tax law, if a variable contract owner has excessive control over the investments made by a Separate Account, or the underlying Portfolio, the contract owner will be taxed currently on income and gains from the account or Portfolio. In other words, in such a case of "investor control," the variable contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities. The U.S. Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable life insurance contract owner's control of the investments of the Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of investment account assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Account Value. These differences could result in an Owner being treated as the Owner of a pro rata portion of the assets of the Investment Accounts. In addition, AUL does not know what standards will be set forth, if any, in future guidance on this issue. AUL therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Investment Accounts. You should consult your tax adviser as to the possible application of the "investors control" doctrine to you.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General

AUL believes that the proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code. However, if the Owner elects a settlement option for a Death Benefit other than in a lump sum, a portion of the payment made to the Owner may be taxable.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a Partial Surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds, depend on the circumstances of each Owner or beneficiary.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, the Owner should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract. Upon a complete surrender or lapse of a Policy, whether or not a Modified Endowment Contract, the excess of the amount received plus the amount of any outstanding loans and loan interest over the total investment in the Policy will generally be treated as ordinary income subject to tax.

Modified Endowment Contract

Section 7702A establishes a class of life insurance Policies designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment Contract after a material change. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. However, at the time a premium is credited which in AUL's view would cause the Policy to become a Modified Endowment Contract, although AUL is not obligated to provide notice, AUL will attempt to notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment Contract. If notified, the Owner will have one hundred sixty (160) days after receiving such notification to request the refund.

Policies classified as Modified Endowment Contracts will be subject to the following: First, all distributions, including distributions upon surrender and Partial Surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income, except where the distribution or loan made on or after the Owner reaches Attained Age 59 1/2 is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a Modified Endowment Contract after it is issued, distributions made during the Policy Year in which it becomes a Modified Endowment Contract, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a Modified Endowment Contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

All Modified Endowment Contracts that are issued by AUL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an Owner's gross income under Section 72(e) of the Internal Revenue Code.

Distributions from a Policy that is not a Modified Endowment Contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen (15) years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as advances of the Death Benefit to the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Policy Loan Interest

Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible for federal or state income tax purposes. The deduction of other forms of interest paid on Policy loans may also be subject to other restrictions under the Internal Revenue Code. A qualified tax adviser should be consulted before deducting any Policy loan interest.

Investment in the Policy

Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

Estate and Generation Skipping Taxes

When the Insured dies, the Death Benefits will generally be includible in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. Nothing would be includible in the Insured's estate if the Death Benefits are not received by, or for the benefit of, the Insured's estate, and he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. An unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Owner (whether or not he or she is the Insured) transfers Ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax with the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Because these rules are complex, the Owner should consult with a qualified tax advisor for specific information if ownership is passing to younger generations.

Life Insurance Purchased for Use in Split Dollar Arrangements

Regulations on split-dollar life insurance arrangements were issued by the Treasury Department, which modified IRS Notice 2002-8. Split dollar arrangements entered into prior to September 18, 2003 generally are governed by guidance issued prior to the final regulations. The final regulations applied to split dollar arrangements entered into or modified materially after September 17, 2003. The final regulations provide two sets of rules for split dollar arrangements. Purchasers should consult a qualified tax advisor to discuss the applicable rules.

Nonqualified deferred compensation

On October 22, 2004, IRC Section 409A was enacted as part of the American Jobs Creation Act of 2004. Contributions into non-qualified deferred compensation plans after December 31, 2004 are governed by this code section. Purchasers should consult a qualified tax advisor to determine tax treatment resulting from such an arrangement.

Taxation Under Section 403(b) Plans

On July 26, 2007, the IRS issued final regulations for Tax-Sheltered Annuity arrangements under section 403(b). Given that these are the first significant updates of the original regulations issued by the IRS in 1964, they provide for significant changes in the way 403(b) plans must be maintained and administered. The final regulations are generally effective for plan years beginning on or after January 1, 2009. The effect of these regulations is to make the rules governing 403(b) similar to the rules governing other arrangements that include salary reduction contributions, such as 401(k) plans and 457(b) plans.

Items of particular interest or significance covered by these regulations are 1) all 403(b) contracts must be maintained pursuant to a written plan, 2) as of September 24, 2007, intra-plan exchanges may not be made pursuant to Revenue Ruling 90-24, but rather must be made in accordance with the final IRS regulations, which in part require that the vendor and the employer enter into an information-sharing agreement, 3) nontaxable transfers of assets to a plan of another employer are permitted, 4) plans may contain provisions that permit plan termination and distribution of benefits upon such plan termination, 5) loans and hardship distributions must be made in accordance with the applicable plan and the final IRS regulations, 6) employers generally must agree to share certain information with each approved vendor, 7) plan contributions may not exceed applicable limits , and 8) contributions must be transferred to an approved vendor within a reasonable time, but in no event later than fifteen (15) Business Days.

Non-Individual Ownership of Contracts

If the Owner of a Policy is an entity rather than an individual, the tax treatment may differ from that described above. Accordingly, prospective Owners that are entities should consult a qualified tax advisor.

Possible Charge for AUL's Taxes

At the present time, AUL makes no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the Investment Accounts or to the Policies. However, AUL reserves the right to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Investment Accounts or to the Policies.

OTHER INFORMATION ABOUT THE POLICIES AND AUL

Policy Termination

The Policy will terminate, and insurance coverage will cease, as of: (1) the end of the Valuation Period during which AUL receives Proper Notice to surrender the Policy; (2) the expiration of a Grace Period; (3) the death of the Insured; or (4) the time the Owner is listed on any U.S. Government sanctions list. For more information, see "Surrendering the Policy for Cash Surrender Value," "Premium Payments to Prevent Lapse," and "Death Benefit and Changes in Face Amount."

Resolving Material Conflicts

The Portfolios presently serve as the investment medium for the Separate Account. In addition, the Portfolios have advised AUL that they are available to registered separate accounts of insurance companies, other than AUL, offering variable annuity and variable life insurance policies.

AUL does not currently foresee any disadvantages to the Owner resulting from the Portfolios selling shares as an investment medium for products other than the Policies. However, there is a theoretical possibility that a material conflict of interest may arise between Owners whose Cash Values are allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, AUL will seek to take any necessary steps, including removing the Separate Account from that Portfolio, to resolve the matter.

Sale of the Policies

The Policies will be offered to the public on a continuous basis, and AUL does not anticipate discontinuing the offering of the Policies. However, AUL reserves the right to discontinue the offering. Applications for Policies are solicited by representatives who are licensed by applicable state insurance authorities to sell AUL's variable life contracts and who are also registered representatives of OneAmerica Securities, Inc., which is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. OneAmerica Securities, Inc., is a wholly owned subsidiary of American United Life Insurance Company, and is the distributor and "principal underwriter," as defined in the 1940 Act, of the Policies for the Separate Account. AUL is not obligated to sell any specific number of Policies. Applications for Policies may also be solicited by representatives who are not registered representatives of OneAmerica Securities, Inc.

State Regulation

AUL is subject to regulation by the Department of Insurance of the State of Indiana, which periodically examines the financial condition and operations of AUL. AUL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this Prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

AUL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, AUL and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of AUL and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to AUL's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Legal Matters

Dechert LLP has provided advice on certain matters relating to the federal securities laws. Matters of Indiana law pertaining to the Policies, including AUL's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Richard Ellery, General Counsel of AUL.

FINANCIAL STATEMENTS

Financial statements of AUL and the Separate Account as of December 31, 2024 are included in the Statement of Additional Information.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.oneamerica.com/prospectuses. You can also request this information at no cost by calling (800) 537-6442 or by sending an email request to policyservice@oneamerica.com. You may also request updated performance information of the Portfolios at no cost by calling (800) 537-6442.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.
					Average Annual Total Returns (as of 12/31/2024)
Type of Portfolio	Portfolio and Adviser/Sub-Adviser	Gross Expense		Current Expenses (as of 12/31/2024)	1 year	5 year	10 year
High Yield Bond	American Funds American High-Income Trust: Class 1 Investment Adviser: Capital Research and Management Company	0.44	*	0.32	9.92	5.81	5.59
World Allocation	American Funds Global Balanced: Class 1 Investment Adviser: Capital Research and Management Company	0.53	*	0.52	6.90	5.10	1.55
Large Cap/Growth	American Funds Growth: Class 1 Investment Adviser: Capital Research and Management Company	0.34		0.34	31.96	19.13	16.88
Large Cap/Blend	American Funds Growth and Income: Class 1 Investment Adviser: Capital Research and Management Company	0.28		0.28	24.54	13.30	12.49
Foreign/Large Cap/Blend	American Funds International Growth and Income: Class 1 Investment Adviser: Capital Research and Management Company	0.56		0.56	3.64	2.79	4.25
Emerging Markets	American Funds New World Fund: Class 1 Investment Adviser: Capital Research and Management Company	0.64	*	0.57	6.86	4.80	6.49
World Allocation	BlackRock Global Allocation: Class 1 Investment Adviser: BlackRock Advisors, LLC Investment Sub-adviser: BlackRock (Singapore) Limited	0.79	*	0.76	9.23	6.01	5.59
High Yield Bond	BlackRock High Yield: Class 1 Investment Adviser: BlackRock Advisors, LLC Investment Sub-adviser: BlackRock International Limited	0.66	*	0.57	8.30	4.43	5.00
Small Cap/Blend	BlackRock Small Cap Index: Class 1 Investment Adviser: BlackRock Advisors, LLC	0.23	*	0.22	11.31	7.24	-3.98
Intermediate Term Bond	BlackRock Total Return: Class 1 Investment Adviser: BlackRock Advisors, LLC Investment Sub-adviser: BlackRock International Limited and BlackRock (Singapore) Limited	0.65	*	0.48	1.40	-0.20	1.42

* The net annual expense ratios of these Portfolios reflect temporary fee reductions currently in place due to expense reimbursement or fee waiver arrangements currently being offered by the managing Portfolios. Upon the expiration of the temporary fee reductions, the annual expenses of these Portfolios may increase from the amounts disclosed in the table above. Please see the respective Portfolios' prospectuses for additional information.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY (continued)					Average Annual Total Returns (as of 12/31/2024)
Type of Portfolio	Portfolio and Adviser/Sub-Adviser	Gross Expense		Current Expenses (as of 12/31/2024)	1 year	5 year	10 year
Large Cap/Value	ClearBridge Variable Large Cap Value Portfolio: Class I Investment Adviser: Legg Mason Partners Fund Advisor, LLC Investment Sub-adviser: ClearBridge Investments, LLC	0.72		0.72	8.08	9.11	8.63
Mid Cap/Blend	ClearBridge Variable Mid Cap Portfolio: Class I Investment Adviser: Legg Mason Partners Fund Advisor, LLC Investment Sub-adviser: ClearBridge Investments, LLC	0.83		0.83	10.01	6.61	7.29
Inflation Protected Securities	DFA VIT Inflation Protected Securities: Class Institutional Investment Adviser: Dimensional Fund Advisors LP Investment Sub-adviser: Dimensional Fund Advisors LP	0.11		0.11	1.88	1.82	2.45
Foreign/Small-Mid	DFA VA International Small Portfolio: Class Institutional Investment Adviser: Dimensional Fund Advisors LP Investment Sub-adviser: Dimensional Fund Advisors LP and DFA Australia Limited	0.40		0.40	3.82	4.11	5.91
Small Cap/Value	DFA VA US Targeted Value: Class Institutional Investment Adviser: Dimensional Fund Advisors LP	0.29		0.29	8.14	12.55	9.46
Inflation Protected Securities	Fidelity VIP Floating Rate High Income Portfolio: Class Initial Investment Adviser: Fidelity Management & Research Company LLC	0.75		0.75	8.50	5.55	3.47
Large Cap/Value	Fidelity VIP Growth & Income Portfolio: Class Initial Investment Adviser: Fidelity Management & Research Company LLC	0.49		0.49	22.21	13.38	11.39
Large Cap/Growth	Fidelity VIP Growth Opportunities Portfolio: Class Initial Investment Adviser: Fidelity Management & Research Company LLC	0.59		0.59	38.89	18.76	18.22
World Bond (Multi-Sector Bond)	Fidelity VIP Strategic Income Portfolio: Class Initial Investment Adviser: Fidelity Management & Research Company LLC Investment Sub-adviser: FIL Investment Advisors (UK) Limited (FIA(UK))	0.65		0.65	6.08	2.81	-2.74
Mid Cap/Value	Fidelity VIP Value Portfolio: Class Initial Investment Adviser: Fidelity Management & Research Company LLC	0.60		0.60	11.37	12.09	9.98
Small Cap/Growth	Franklin Small-Mid Cap Growth VIP Fund: Class 1 Investment Adviser: Franklin Advisers, Inc.	0.85	*	0.83	11.31	10.03	9.60
Mid Cap/Value	Invesco V.I. American Value: Series I Investment Adviser: Invesco Advisers, Inc.	0.89		0.89	19.89	11.80	8.21
Intermediate Term Bond	Invesco V.I. Core Plus Bond: Series I Investment Adviser: Invesco Advisers, Inc.	0.73	*	0.61	3.06	0.38	-3.36
Mid Cap/Growth	Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Adviser: Invesco Advisers, Inc.	0.87		0.87	33.23	11.76	12.36

* The net annual expense ratios of these Portfolios reflect temporary fee reductions currently in place due to expense reimbursement or fee waiver arrangements currently being offered by the managing Portfolios. Upon the expiration of the temporary fee reductions, the annual expenses of these Portfolios may increase from the amounts disclosed in the table above. Please see the respective Portfolios' prospectuses for additional information.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY (continued)					Average Annual Total Returns (as of 12/31/2024)
Type of Portfolio	Portfolio and Adviser/Sub-Adviser	Gross Expense		Current Expenses (as of 12/31/2024)	1 year	5 year	10 year
Small Cap/Blend	Invesco V.I. Main Street Small Cap Fund: Series I Investment Adviser: Invesco Advisers, Inc.	0.88		0.88	14.29	10.80	9.16
Mid Cap/Growth	MFS Mid-Cap Growth Series: Class Initial Investment Adviser: MFS	0.81	*	0.80	14.72	9.10	11.70
Small Cap/Growth	MFS New Discovery Series: Class Initial Investment Adviser: MFS	0.94	*	0.87	6.72	4.96	9.19
World Bond (Multi-Sector Bond)	PIMCO VIT Income Portfolio: Class Institutional Investment Adviser: PIMCO	0.88		0.88	5.57	2.87	4.37
Long Term Bond	PIMCO VIT Long-Term US Government Portfolio: Class Institutional Investment Adviser: PIMCO	1.86		1.86	-5.88	-4.78	-0.58
Short Term Bond	PIMCO VIT Low Duration Portfolio: Class Institutional Investment Adviser: PIMCO	0.54		0.54	4.66	1.23	1.43
Intermediate Term Bond	PIMCO VIT Total Return: Class Institutional Investment Adviser: PIMCO	0.60		0.60	2.69	0.12	1.69
Specialty – Allocation	TOPS Managed Risk Balanced ETF Portfolio: Class 1 Investment Adviser: ValMark Advisers, Inc. Investment Sub-adviser: Milliman Financial Risk Management LLC	0.52		0.52	6.38	3.50	1.92
Specialty – Allocation	TOPS Managed Risk Growth ETF Portfolio: Class 1 Investment Adviser: ValMark Advisers, Inc. Investment Sub-adviser: Milliman Financial Risk Management LLC	0.50		0.50	8.00	4.37	2.14
Specialty – Allocation	TOPS Managed Risk Moderate Growth ETF Portfolio: Class 1 Investment Adviser: ValMark Advisers, Inc. Investment Sub-adviser: Milliman Financial Risk Management LLC	0.50		0.50	7.89	4.14	4.25
Large Cap/Growth	Vanguard VIF Capital Growth Portfolio Investment Adviser: PRIMECAP Management Company	0.34		0.34	13.41	11.86	12.37
Large Cap/Value	Vanguard VIF Diversified Value Portfolio Investment Adviser: Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC	0.29		0.29	14.89	12.24	9.76
Large Cap/Value	Vanguard VIF Equity Income Portfolio Investment Adviser: Wellington Management Company LLP and The Vanguard Group, Inc.	0.29		0.29	15.12	9.85	9.89
Large Cap/Blend	Vanguard VIF Equity Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.14		0.14	24.84	14.36	12.95

* The net annual expense ratios of these Portfolios reflect temporary fee reductions currently in place due to expense reimbursement or fee waiver arrangements currently being offered by the managing Portfolios. Upon the expiration of the temporary fee reductions, the annual expenses of these Portfolios may increase from the amounts disclosed in the table above. Please see the respective Portfolios' prospectuses for additional information.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY (continued)					Average Annual Total Returns (as of 12/31/2024)
Type of Portfolio	Portfolio and Adviser/Sub-Adviser	Gross Expense		Current Expenses (as of 12/31/2024)	1 year	5 year	10 year
World Bond	Vanguard VIF Global Bond Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.13		0.13	2.03	-0.23	1.17
High Yield Bond	Vanguard VIF High Yield Bond Portfolio Investment Adviser: Wellington Management Company LLP and The Vanguard Group, Inc.	0.24		0.24	6.30	-2.60	-9.77
International Large Growth	Vanguard VIF International Portfolio Investment Adviser: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33		0.33	9.01	6.27	8.40
Mid Cap/Blend	Vanguard VIF Mid-Cap Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.17		0.17	15.08	9.70	9.41
Money Market	Vanguard VIF Money Market Portfolio Investment Adviser: The Vanguard Group, Inc.	0.15		0.15	5.22	2.44	1.80
Short Term Bond	Vanguard VIF Short Term Investment-Grade Portfolio Investment Adviser: The Vanguard Group, Inc.	0.29		0.29	4.89	-0.45	-2.98
Small Cap/Growth	Vanguard VIF Small Company Growth Investment Adviser: ArrowMark Partners and The Vanguard Group, Inc.	0.14		0.14	11.38	6.96	8.66
Intermediate-Term Bond	Vanguard VIF Total Bond Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.14		0.14	1.24	-6.83	-2.08
Foreign/Large Cap/Blend	Vanguard VIF Total International Stock Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.11		0.11	5.06	4.23	4.16
Large Cap/Blend	Vanguard VIF Total Stock Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.13		0.13	23.71	13.67	12.37
Alternative – Real Estate	Vanguard VIF Real Estate Index Investment Adviser: The Vanguard Group, Inc.	0.26		0.26	4.74	2.84	4.99
Specialty	Vest US Large Cap 10 Buffer Strategies VI Fund: Class Y Investment Adviser: Vest Financial LLC	3.29	*	0.80	15.49	N/A	N/A
Specialty	Vest US Large Cap 20 Buffer Strategies VI Fund: Class Y Investment Adviser: Vest Financial LLC	4.03	*	0.80	9.48	N/A	N/A

* The net annual expense ratios of these Portfolios reflect temporary fee reductions currently in place due to expense reimbursement or fee waiver arrangements currently being offered by the managing Portfolios. Upon the expiration of the temporary fee reductions, the annual expenses of these Portfolios may increase from the amounts disclosed in the table above. Please see the respective Portfolios' prospectuses for additional information.

STATEMENT OF ADDITIONAL INFORMATION

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE UNIVERSAL LIFE INSURANCE POLICY

ONEAMERICA VUL

OFFERED BY

AMERICAN UNITED LIFE INSURANCE COMPANY®

ONE AMERICAN SQUARE

INDIANAPOLIS, INDIANA 46206-0368

(800) 537-6442

www.onemaerica.com

ANNUITY SERVICE OFFICE MAIL ADDRESS:

P.O. BOX 6148, INDIANAPOLIS, INDIANA 46206-6148

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for AUL American Individual Variable Life Unit Trust, dated May 1, 2025.

A Prospectus is available without charge by calling or writing to American United Life Insurance Company® at the telephone number or address shown above or by mailing the Business Reply Mail card included in this Statement of Additional Information.

TABLE OF CONTENTS

Description	Page

GENERAL INFORMATION AND HISTORY	1

DISTRIBUTION OF CONTRACTS	1

SERVICES	1

ADDITIONAL INFORMATION ABOUT CHARGES	2

CUSTODY OF ASSETS	2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2

FINANCIAL STATEMENTS	2

i

GENERAL INFORMATION AND HISTORY

American United Life Insurance Company®

American United Life Insurance Company® (“AUL”) has its principal offices at One American Square, Indianapolis, Indiana, 46282. AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company (“AUMIHC”).

After conversion, AUMIHC issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the “Stock Holding Company”). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, AUMIHC must always hold at least 51 percent of the voting stock of the Stock Holding Company, which in turn owns 100 percent of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock of the Stock Holding Company at this time. The Stock Holding Company issued $200 million aggregate principal amount of its 7 percent senior notes due 2033 in 2003.

AUL conducts a conventional life insurance and annuity business. The principal underwriter for the flexible premium variable adjustable universal life insurance policy (the “Policy” or the “Contracts”) is OneAmerica Securities, Inc., a wholly owned subsidiary of AUL. OneAmerica Securities, Inc. is registered as a broker-dealer with the SEC.

AUL American Individual Variable Life Unit Trust

The AUL American Individual Variable Life Unit Trust (the “Separate Account”) was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). AUL has established other segregated Investment Accounts, some of which also are registered with the SEC.

NON-PRINCIPAL RISKS

Natural and Man-Made Disasters and Catastrophes

In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic, could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

DISTRIBUTION OF CONTRACTS

OneAmerica Securities, Inc., located at One American Square, Indianapolis, IN 46282, is the Principal Underwriter and the Distributor for the Contracts described in the Prospectus and in this Statement of Additional Information. OneAmerica Securities, Inc. is a wholly owned subsidiary of AUL and is registered with the SEC as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of OneAmerica Securities, Inc., who are also licensed insurance agents.

AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance policies. The broker-dealers are required to be registered with the SEC and be members of the Financial Industry Regulatory Authority (“FINRA”).

OneAmerica Securities, Inc. serves as the principal underwriter without compensation from the Separate Account.

SERVICES

To support the Portfolio Optimization Program offered under the Contract, AUL has engaged Mesirow Financial Investment Management, Inc., (“MFIM”), an independent entity unrelated to AUL, to create the asset allocation models for the Program. MFIM is an investment adviser registered under the Investment Advisers Act of 1940 located at 353 North Clark Street, Chicago, IL 60654. As compensation for its services, AUL currently pays MFIM a fee based on the amount of assets in the Portfolio Optimization Program. AUL pays compensation for these services from AUL’s company assets. More information about the Portfolio Optimization Program can be found in the Prospectus.

1

ADDITIONAL INFORMATION ABOUT CHARGES

Corporate and Group Purchasers and Case Exceptions

This Policy may be available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.

Underwriting Procedures

You must submit a completed application to the Company, and we may require that the Insured have a medical examination. Acceptance of an application depends on the Company’s underwriting rules, and the Company reserves the right to reject an application. Applicants who meet the applicable guidelines may be eligible for Accelerated Underwriting without a medical examination. The underwriting risk class determined by the Company’s guidelines may impact your policy’s charges. For additional information on charges, please refer to the Contract prospectus, “Charges and Deductions”.

CUSTODY OF ASSETS

The assets of the Separate Account are held by AUL. The assets are kept physically segregated and are held separate and apart from the assets of other separate accounts of AUL and from AUL’s General Account assets. AUL maintains records of all purchases and redemptions of shares of the Portfolios underlying the Investment Accounts that are offered hereunder.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements incorporated in this Statement of Additional Information by reference to the statutory-basis financial statements of American United Life Insurance Company for the years ended December 31, 2024 and December 31, 2023 and the financial statements and financial highlights of each of the subaccounts of AUL American Individual Variable Life Unit Trust as of December 31, 2024 and for the year then ended have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The December 31, 2024 financial statements of the Separate Account and the December 31, 2024 consolidated financial statements of AUL are incorporated into this SAI by reference to the Separate Account's most recent Form N-VPFS filed with the SEC.

2

PART C: OTHER INFORMATION

ITEM 30. EXHIBITS

(a)	Board of Directors Resolutions.
1.	Resolution of the Board of Directors of the Depositor dated July 10, 1997 concerning AUL American Individual Variable Life Unit Trust.(1)
(b)	Custodian Agreements.
1.	Not Applicable
(c)	Underwriting Contracts.
1.	Distribution Agreement between American United Life Insurance Company and OneAmerica Securities, Inc. (1)
2.	Form of Selling Agreement (1)
(d)	Contracts.
1.	Form of Flexible Premium Adjustable Variable Life Insurance Policy (2)
2.	Form of Accounting Benefit (2)
3.	Form of Waiver of Monthly Deduction Disability (2)
4.	Form of Children’s Insurance Benefit Rider (2)
5.	Form of Accelerated Death Benefit Rider for Terminal Illness (2)
6.	Form of Accelerated Death Benefit Rider for Chronic Illness (2)
7.	Form of Aviation Exclusion (2)
8.	Form of Overloan Protection (2)
(e)	Applications.
1.	Form of Application for Flexible Premium Adjustable Variable Life Insurance Policy (2)
(f)	Depositor’s Certificate of Incorporation and By-Laws.
1.	Certification of Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company (1)
2.	Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company (1)
3.	Second Amended and Restated Articles of Incorporation of American United Life Insurance Company(R) (1)
4.	Second Amended and Restated Bylaws of American United Life Insurance Company® (1)
(g)	Reinsurance Contracts.
1.	Not Applicable
(h)	Participation Agreements.
1.	Fund Participation and Service Agreement between American United Life Insurance Company, OneAmerica Securities, Inc., American Funds Distributors, Inc., American Fund Service Company, Capital Research and Management Company, and American Fund Insurance Series (2)
2.	Fund Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Variable Series Funds II, Inc., BlackRock Investments, LLC, American United Life Insurance Company, and OneAmerica Securities, Inc. (2)
3.	Fund Participation Agreement World Funds Trust Foreside Fund Services, LLC, American United Life Insurance Company, and OneAmerica Securities, Inc. (2)
4.	Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors, LP, DFA Securities, LLC, and American United Life Insurance Company (2)
5.	Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., American United Life Insurance Company, on behalf of itself and its separate accounts and OneAmerica Securities, Inc. (2)
6.	Participation Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Franklin Distributors, LLC, American United Life Insurance Company (2)
7.	Participation Agreement among MFS Fund Distributors, Inc., MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, American United Life Insurance Company and OneAmerica Securities, Inc. (2)
8.	Participation Agreement among American United Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments, LLC (2)
9.	Fund Participation Agreement between Northern Lights Variable Trust and American United Life Insurance Company (2)
10.	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc., and Vanguard Marketing Corporation and American United Life Insurance Company (2)
11.	Amended and Restated Participation Agreement among Variable Insurance Products Funds Fidelity Distributors Corporation and American United Life Insurance Company (2)
(i)	Administrative Contracts.
1.	Not Applicable.
(j)	Other Material Contracts.
1.	Not Appliable.
(k)	Legal Opinion.
1.	Opinion and consent of legal officer of American United Life Insurance company as to legality of Policies being registered (2)
(l)	Actuarial Opinion.
1.	Not Applicable.
(m)	Calculation.
1.	Not Applicable.
(n)	Other Opinions.

1.	Consent of Dechert, LLP (filed herewith)
2.	Consent of Independent Auditors (filed herewith)
3.	Powers of Attorney (filed herewith)
4.	Rule 483 Certified Resolution (filed herewith)

(o)	Omitted Financial Statements.
1.	Not Applicable.
(p)	Initial Capital Agreements.
1.	Not Applicable.
(q)	Redeemability Exemption.
1.	Memorandum describing issuance, transfer and redemption procedures(1)
(r)	Form of Initial Summary Prospectus
1.	Form of Initial Summary Prospectus (4)

(1)  Filed with the Registrant’s Registration Statement on Form N-6 on August 11, 2008.

(2)  Filed with the Registrant’s Registration Statement on Form N-6 on March 22, 2022.

(3)  Filed with the Registrant’s Registration Statement on Form N-6 on July 1, 2022.

(4)  Filed with the Registrant's Registration Statement on Form N-6 on July 28, 2022.

ITEM 31. DIRECTORS AND OFFICERS OF AUL

NAME AND PRINCIPAL	POSITIONS AND OFFICES
BUSINESS ADDRESS*	WITH AUL
Timothy S. Bischof*	Interim Chief Financial Officer (3/25 - present)

J. Scott Davison*	President and Chief Executive Officer (8/13 - present); Chairman, AUL (3/14 - present)

Richard M. Ellery*	General Counsel and Secretary (4/19 - present); Director, AUL (4/19 - present)

Carolyn L. Estrada*	Principal Accounting Officer (1/21 - present)

Kelley L. Gay*	Chief Marketing Officer (1/19 - present); Director, AUL (5/24 - present)

Dennis C. Martin*	President, Individual Financial Services (1/18 - present); Director, AUL (4/19 - present)

Sandra McCarthy*	President, Retirement Services (6/18 - present); Director, AUL (4/19 - present)

Andrew J. Michie*	Chief Financial Officer (1/22 - present); Director, AUL (1/22 - present)

Karin W. Sarratt*	Executive Vice President (9/16 - present); Director, AUL (12/16 - present)

David M. Weisenburger*	Chief Investment Officer (6/23 - present); Director, AUL (3/25 - present)

* The Principal business address of all of the persons listed is One American Square, Indianapolis, Indiana 46206-0368

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

AMERICAN UNITED LIFE INSURANCE COMPANY (“AUL”) is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company.

AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY (“AUMIHC”) is a mutual holding company created on December 17, 2000, under the laws of the state of Indiana. The rights of policyowners of American United Life Insurance Company, including the right to elect directors to the Board of Directors, reside with this entity, which must hold at least 51% of the voting stock of the stock holding company, OneAmerica Financial Partners, Inc.

AUL REINSURANCE MANAGEMENT SERVICES, LLC (“RMS”) is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance manager. Since divestiture of AUL’s life reinsurance division, most reinsurance and AUL Long Term Care Solutions, Inc. were transferred to Employers Reinsurance Corporation on July 1, 2002.

MCCREADY AND KEENE, INC., (“McCready”) is an Indiana corporation operating as an independent actuarial and employee benefits consulting firm specializing in designing, installing and administering customized retirement plans. Effective July 1, 2010, OAFP, described below, purchased 100% of the outstanding stock of McCready at $1,235.48/share pursuant to a June 23, 2010 share purchase agreement.

NEWOHIO, LLC (“NewOhio”) is an Indiana limited liability company that was formed by OneAmerica on May 2, 2011 for the purposes of (a) acquiring, holding and/or disposing of mortgage loans and/or real estate and/or interested therein, from OneAmerica or from any of its subsidiaries. The sole initial member of NewOhio is OneAmerica.

OLDOHIO, LLC (“OldOhio”) is an Indiana limited liability company that was formed by OneAmerica on September 19, 2011, for the purposes of (a) acquiring, holding and/or disposing of mortgage loans and/or real estate and/or interested therein, from OneAmerica or from any of its subsidiaries. The sole initial member of NewOhio is OneAmerica.

ONEAMERICA ASSET MANAGEMENT, LLC (“OAM”) is a limited liability company organized under the laws of Indiana on October 12, 2012. OAM acts as an investment adviser registered with the appropriate governmental or regulatory authorities and succeeds to the investment advisory business of AUL. The sole initial member of the OAM is OneAmerica Financial Partners, Inc which is wholly owned by AUMIHC.

ONEAMERICA FINANCIAL PARTNERS, INC. (“OAFP”) is a stock holding company organized under the laws of Indiana. OAFP is wholly owned by AUMIHC which must always hold at least 51 percent of the voting of the stock of OAFP. In 2003, the Stock Holding Company issued $200 million aggregate principal amount of its 7 percent senior notes due 2033. OAFP owns 100 percent of the voting stock of AUL and is the sole member of OAM.

ONEAMERICA SECURITIES, INC. (“OAS”) (broker-dealer No. 801-56819) is a wholly owned subsidiary of AUL and was incorporated on June 4, 1969, and acts as a broker-dealer of securities products. On January 1, 2002, the name of this corporation was changed. The prior name was AUL Equity Sales Corp. As of December 31, 2018, the total number of shares, all without par value, that the corporation is authorized to issue is 1,000 shares. As of December 31, 2018, 400 shares are issued and outstanding all of which were purchased and are owned by AUL.

PIONEER MUTUAL LIFE INSURANCE COMPANY A STOCK SUBSIDIARY OF AUMIHC (“Pioneer”) is a North Dakota domestic insurance company whose principal business is the sale of life insurance policies and annuity contracts. During calendar year 2001, Pioneer, pursuant to the authority of the North Dakota and Indiana Insurance Commissioners, and with the approval of its members, reorganized from a mutual insurance company to become part of AUMIHC. Effective January 1, 2002, Pioneer is wholly owned by OneAmerica, which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC.

THE STATE LIFE INSURANCE COMPANY (“State Life”) is an Indiana domestic stock subsidiary of AUMIHC whose principal business is the sale of life insurance and long-term care insurance products. State Life became part of the insurance holding company system on September 23, 1994. During calendar year 2004, State Life, pursuant to the authority of the Indiana Insurance Commissioner and with the approval of its members, reorganized from a mutual insurance company to become a stock insurance subsidiary of AUMIHC. Effective December 30, 2004, State Life is wholly owned by OneAmerica, which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC.

REGISTRANT, AUL AMERICAN UNIT TRUST (File No. 811-5929), AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST (File No. 811-9193), AUL AMERICAN INDIVIDUAL UNIT TRUST (File No. 811-8536), and AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST (File No. 811-8311), are separate accounts of AUL, organized for the purpose of the sale of individual and group variable annuity contracts, respectively.

ITEM 33. INDEMNIFICATION

Article IX, Section 1 of the Second Amended and Restated Articles of Incorporation of American United Life Insurance Company provides as follows:

(a)	Coverage. The Corporation shall indemnify as a matter of right, every person made a party to a proceeding because such person (an “Indemnitee”) is or was:

(i)	a member of the Board of Directors of the Corporation,

(ii)	an officer of the Corporation, or

(iii)	while a director or officer of the Corporation, serving at the Corporation’s request as a director, officer, partner, trustee, member, manager, employee, or agent of another foreign or domestic corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not,

Notwithstanding the foregoing, it must be determined in the specific case that indemnification of the Indemnitee is permissible in the circumstances because the Indemnitee has met the standard of conduct for indemnification specified in Indiana Code 27-1-7.5-8 (or any successor provision). The Corporation shall pay for or reimburse the reasonable expenses incurred by an Indemnitee in connection with any such proceeding in advance of final disposition thereof in accordance with the procedures and subject to the conditions specified in Indiana Code 27-1-7.5-10 (or any successor provision). The Corporation shall indemnify as a matter of right an Indemnitee who is wholly successful, on the merits or otherwise, in the defense of any such proceeding, against reasonable expenses incurred by the Indemnitee in connection with the proceeding without the requirement of a determination as set forth in the first sentence of this paragraph.

(b)	Determination. Upon demand by a person for indemnification or advancement of expenses, as the case may be, the Corporation shall expeditiously determine whether the person is entitled thereto in accordance with this Article and the procedures specified in Indiana Code 27-1-7.5-12 (or any successor provision).

(c)	Effective Date. The indemnification provided under this Article shall apply to any proceeding arising from acts or omissions occurring before or after the adoption of this Article.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. PRINCIPAL UNDERWRITERS

(a)	Other Activity. OneAmerica Securities, Inc. acts as the principal underwriter for policies offered by AUL through AUL American Individual Unit Trust (File No. 811-08536), AUL American Unit Trust (File No. 811-05929), AUL American Individual Variable Life Unit Trust (File No. 811-08311) and AUL American Individual Variable Annuity Unit Trust (File No. 811-09193).

(b)	Management. The directors and principal officers of OneAmerica Securities, Inc. are as follows:

NAME AND PRINCIPAL	POSITIONS AND OFFICES
BUSINESS ADDRESS*	WITH ONEAMERICA SECURITIES, INC.
Matthew T. Fleetwood*	President
Daniel Snyder*	Treasurer
Sean P. McGoff*	Chief Counsel and Secretary
Kory L. Bickel*	Chief Compliance Officer
James Yang*	Chief Information Security Officer
Eric D. Smiley*	Director of Operations
Bryan K. Hartley*	Financial Report Manager
Nicholas J. Cayetano*	Anti-Money Laundering Officer
Dennis J. Sandelski*	Vice President, Tax
Shaun Weyer*	Sales Development Director
Taylor Lionberger*	Sales Development Director

* The Principal business address of all of the persons listed is One American Square, Indianapolis, Indiana 46206-0368

(c)  Not applicable

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the investment Company Act of 1940 and the rules under that section will be maintained at One American Square, Indianapolis, Indiana 46206-0368.

ITEM 36. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 37. FEE REPRESENTATION

American United Life Insurance Company (“Insurance Company”) represents that the aggregate fees and charges deducted under the variable life contracts described in this registration statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Initial Registration Statement to be signed on its behalf in the City of Indianapolis, and the State of Indiana on this 25th day of April 2025.

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

By: American United Life Insurance Company

By:
Name:	J. Scott Davison*
Title:	Chairman, President & CEO

AMERICAN UNITED LIFE INSURANCE COMPANY(R) (Depositor)

By:
Name:	J. Scott Davison*
Title:	Chairman, President & CEO

* By:	/s/ Sean P. McGoff
Sean P. McGoff as attorney in fact
Date: April 25, 2025

As required by the Securities Act of 1933, this Initial Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
Timothy S. Bischof*	Interim Chief Financial Officer	April 25, 2025
J. Scott Davison*	Chairman, Principal Executive Officer	April 25, 2025
Richard M. Ellery*	Director	April 25, 2025
Carolyn L. Estrada*	Principal Accounting Officer	April 25, 2025
Kelley L. Gay*	Director	April 25, 2025
Dennis C. Martin*	Director	April 25, 2025
Karin W. Sarratt*	Director	April 25, 2025
David M. Weisenburger*	Director	April 25, 2025

*By:	/s/ Sean P. McGoff
Sean P. McGoff as attorney in fact

EXHIBITS FILED WITH FORM N-6

(n)(1)	Consent of Dechert LLP
(n)(2)	Consent of Independent Auditors
(n)(3)	Powers of Attorney
(n)(4)	Rule 483 Certified Resolution

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